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EXHIBIT 10.1

             STANDARD INDUSTRIAL/COMMERCIAL MULTI TENANT LEASE GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

RECORDING OF THIS LEASE PROHIBITED

1. Basic Provisions ("Basic Provisions").

         1.1 Parties:  This Lease ("Lease"),  dated for reference purposes only,
SEPTEMBER 23, 2005 is made by and between  FULLERTON  BUSINESS CENTER ("Lessor")
and ALLIED MED,  INC., AN OREGON  CORPORATION  (collectively  the  "Parties," or individually a "Party").

         1.2(a)  Premises:  That certain portion of the Building,  including all
Improvements  therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 2500 E. FENDER AVENUE,  UNIT "K" located
In the City of FULLERTON  County of ORANGE,  State of CALIFORNIA,  with zip code
92831, as outlined on Exhibit B attached hereto ("Premises").  The "Building" is that  certain  building  containing  the  Premises  and  generally  described as
(describe briefly the nature of the Building):  APPROXIMATELY  3,520 SQUARE FEET
OF RENTABLE  SPACE  INCLUDING  OVERHANG  AS  OUTLINED  IN  EXHIBITS  "A" AND "B"
ATTACHED HERETO AND INCORPORATED  HEREIN.  In addition to Lessee's rights to use
and  occupy  the   Premises  as   hereinafter   specified,   Lessee  shall  have
non-exclusive  rights to the Common Areas (as defined In Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility  raceways of the Building or to any other buildings In the Industrial
Center. The Premises,  the Building,  the Common Areas, the land upon which they are located, along with all other buildings and Improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)

         1.2(b) Parking: FIVE (5) unreserved vehicle parking spaces ("Unreserved
Parking  Spaces");  and N/A reserved vehicle parking spaces  ("Reserved  Parking
Spaces"). (Also see Paragraph 2.6.)

         1.3 Term:  ONE (1)  years  and  0months  ("Original  Term")  commencing
OCTOBER 1, 2005 ("Commencement Date") and ending SEPTEMBER 30, 2006 ("Expiration
Date"). (Also see Paragraph 3.)

         1.4  Early  Possession:   N/A  ("Early  Possession  Date").  (Also  see
Paragraphs 3.2 and 3.3.)

         1.5 Base Rent: $2,534.00 per month ("Base Rent"),  payable on the FIRST day of each month  commencing  OCTOBER 1, 2005.  (Also see  Paragraph 4.) [ ] If
this box is checked,  this Lease  provides  for the Base Rent to be adjusted per
Addendum , attached hereto.

         1.6(a) Base Rent Paid Upon  Execution:  $2,534.00 (as Base Rent for the
period OCTOBER 1, 2005 - OCTOBER 31, 2005.

         1.6(b)  Lessee's  Share of Common  Area  Operating  Expenses:  0.015303
percent (_____%) ("Lessee's Share") as determined by

         [X]  prorate  square  footage of the  Premises as compared to the total square  footage of the  Building or [ ] other  criteria as described in Addendum
__.

         1.7  Security  Deposit:   $7,602.00  ("Security  Deposit").  (Also  see
Paragraph 5.)

         1.8   Permitted   Use:   OFFICE/WAREHOUSE   USED   FOR   PHARMACEUTICAL
MANUFACTURING & DISTRIBUTION ("Permitted Use") (Also see Paragraph 6.)

         1.9 Insuring Party. Lessor Is the "Insuring Party." (Also see Paragraph
8.)

         1.10(a)  Real Estate  Brokers.  The  following  real  estate  broker(s)
(collectively,   the  "Brokers")  and  brokerage  relationships  exist  in  this transaction and are consented to by the Parties (check applicable boxes):

         [ ] N/A represents Lessor exclusively ("Lessor's Broker");

         [ ] N/A represents Lessee exclusively ("Lessee's Broker"); or

         [ ] N/A represents  both Lessor and Lessee ("Dual  Agency").  (Also see
Paragraph 15.)

         1.10(b)  Payment to Brokers.  Upon the  execution of this Lease by both
Parties,  Lessor shall pay to said Broker(s) jointly, or In such separate shares as they may  mutually  designate  In  writing,  a fee as set forth In a separate written agreement between Lessor and said Broker(s) (or In the event there is no separate written agreement  between Lessor and said Broker(s),  the sum of ($-0)
for  brokerage  services  rendered by said  Broker(s)  in  connection  with this transaction.

         1.11  Guarantor.  The obligations of the Lessee under this Lease are to be guaranteed by N/A ("Guarantor"). (Also see Paragraph 37.)

         1.12 Addenda and  Exhibits.  Attached  hereto is an Addendum or Addenda consisting  of  Paragraphs  1 through 37, and Exhibits A through C, all of which constitute a part of this Lease.

2. Premises, Parking and Common Areas.

         2.1 Letting.  Lessor hereby leases to Lessee,  and Lessee hereby leases from Lessor,  the  Premises,  for the term,  at the rental,  and upon all of the terms,  covenants  and  conditions  set forth in this  Lease.  Unless  otherwise provided  herein,  any statement of square  footage set forth In this Lease,  or that may have been used in  calculating  rental  and/or  Common  Area  Operating
Expenses,  Is an  approximation  which Lessor and Lessee agree Is reasonable and the rental and Lessee's Share (as defined in Paragraph  1.6(b)) based thereon is not  subject to  revision  whether or not the actual  square  footage Is more or less.

         2.2  Condition.  Lessor shall  deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing,  electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, If any, In the Premises, other than those constructed by Lessee,  shall be In good operating condition on the Commencement
Date. If a non-compliance with said warranty exists as of the Commencement Data,
Lessor shall, except as otherwise provided In this Lease, promptly after receipt of written  notice from Lessee  setting  forth with  specificity  the nature and extent of such non-compliance,  rectify same at Lessor's expense. If Lessee does not give Lessor written  notice of a  non-compliance  with this warranty  within thirty (30) days after the Commencement Date,  correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 Compliance with Covenants,  Restrictions and Building Code.  Lessor warrants that any  Improvements  (other than those  constructed  by Lessee or at
Lessee's  direction)  on or in the  Premises  which  have  been  constructed  or
Installed  by Lessor or with  Lessor's  consent or at Lessor's  direction  shall comply with all applicable  covenants or  restrictions  of record and applicable building codes,  regulations and ordinances In effect on the Commencement  Date.
Lessor  further  warrants to Lessee that  Lessor has no  knowledge  of any claim having been made by any  governmental  agency that a violation or  violations of applicable building codes,  regulations,  or ordinances exist with regard to the
Premises as of the  Commencement  Dale. Said  warranties  shall not apply to any
Alterations or Utility Installations  (defined Initials: (C) American Industrial
Real Estate Association 1993  MULTI-TENANT--  GROSS in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with bald warranties, Lessor shall,  except as otherwise  provided in this Lease,  promptly  after receipt of
written   notice  from  Lessee  given  within  six  (6)  months   following  the
Commencement  Dale and setting forth with  specificity  the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance.  Lessor makes no warranty that the
Permitted Use in Paragraph 1.8 is permitted  for the Premises  under  Applicable
Laws (as defined in Paragraph 2.4).

         2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that It has been advised by the Broker(s) to satisfy Itself with respect to the condition of the Premises  (including  but not limited to the  electrical  and fire sprinkler systems,  security,  environmental aspects, seismic and earthquake requirements, and compliance with the Americans with  Disabilities Act and applicable  zoning, municipal,  county,  state and federal laws,  ordinances and regulations and any covenants or restrictions of record  (collectively,  "Applicable  Laws") and the present and future  suitability  of the Premises for Lessee's  Intended use; (b)
that Lessee has. made such investigation as it deems necessary with reference to
such  matters,   is  satisfied   with   reference   thereto,   and  assumes  all
responsibility  therefore  as the  same  relate  to  Lessee's  occupancy  of the
Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of
Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth In this Lease.

         2.5 Lessee as Prior  Owner/Occupant.  The warranties  made by Lessor In this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth In Paragraph 1.1 Lessee was the owner or occupant of the Premises.  In such  event,  Lessee  shall,  at  Lessee's  sole cost and  expense,  correct any non-compliance of the Premises with said warranties.

         2.6  Vehicle  Parking.  Lessee  shall be  entitled to use the number of
Unreserved  Parking Spaces and Reserved  Parking  Spaces  specified in Paragraph
1.2(b) on those  portions of the Common  Areas  designated  from time to time by
Lessor for parking.  Lessee shall not use more parking  spaces than said number.
Said  parking  spaces  shall be used for  parking  by  vehicles  no larger  than lull-size passenger automobiles or pick-up trucks, herein called "Permitted Size
Vehicles."  Vehicles  other than  Permitted  Size  Vehicles  shall be parked and loaded or  unloaded  as  directed  by Lessor  in the Rules and  Regulations  (as defined In Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

         (a) Lessee shall not permit or allow any vehicles that belong to or are controlled  by Lessee or Lessee's  employees,  suppliers,  shippers,  customers, contractors  or Invitees to be loaded,  unloaded,  or parked In areas other than those designated by Lessor for such activities.

         (b) If  Lessee  permits  or  allows  any of the  prohibited  activities described  in this  Paragraph  2.6,  then Lessor  shall have the right,  without notice, In addition to such other rights and remedies that timey have, to remove or low away the vehicle Involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         (c) Lessor shall at the  Commencement  Dale of this Lease,  provide the parking facilities required by Applicable Law.

         2.7 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities  outside the Premises and within the exterior boundary line of the Industrial  Center and Interior utility raceways within the Premises that are  provided  and  designated  by the Lessor  from time to time for the general nonexclusive  use of Lessor,  Lessee and other lessees of the Industrial  Center and their respective employees, suppliers, shippers, customers,  contractors and
Invitees,  including  parking areas,  loading and unloading areas,  trash areas, roadways, sidewalks, walways, parkways, driveways and landscaped areas.

         2.8 Common Areas--Lessee's  Rights. Lessor hereby grants to Lessee, for the  benefit  of Lessee and Its  employees,  suppliers,  shippers,  contractors, customers and Invitees,  during the term of this Lease, the non-exclusive  right to use,  In common with others  entitled to such use,  the Common  Areas as they exist from time to time, subject to any rights,  powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations
or  restrictions   governing  the  use  of  the  Industrial  Center.   Under  no
circumstances  shall the right herein  granted to use the Common Areas be deemed to include the right to store any properly,  temporarily or permanently,  In the
Common  Areas.  Any such storage  shall be permitted  only by the prior  written consent of Lessor or Lessor's  designated agent, which consent may be revoked at any time.  In the even) that any  unauthorized  storage  shall occur than Lessor shall have the right,  without  notice,  In  addition  to such other  rights and remedies that It may have, to remove the properly and charge the cost to Lessee, which cost shall be Immediately payable upon demand by Lessor.

         2.9 Common Areas--Rules and Regulations. Lessor or such other person(s)
as Lessor may appoint  shall have the  exclusive  control and  management of the
Common Areas and shall have the right, from time to time, to establish,  modify, amend and enforce  reasonable  Rules and  Regulations  with  respect  thereto In accordance  with Paragraph 40. Lessee agrees to abide by and conform to all such
Rules  and  Regulations,  and  to  cause  its  employees,  suppliers,  shippers, customers, contractors and Invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance  with said rules and regulations by other lessees of the Industrial Center.

         2.10 Common  Areas--Changes.  Lessor shall have the right,  In Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, Including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, Ingress,  egress,  direction of traffic, landscaped areas, walkways and utility raceways;

         (b) To  close  temporarily  any of the  Common  Areas  for  maintenance purposes so long as reasonable access to the Premises remains available;

         (c) To designate  other land outside the  boundaries of the  Industrial
Center to be a part of the Common Areas;

         (d) To add additional buildings and improvements to the Common Areas;

         (e)  To use  the  Common  Areas  while  engaged  In  making  additional
Improvements,  repairs or alterations to the industrial  Center,  or any portion thereof;

         (f) To do and perform  such other acts and make such other  changes in, to or with respect to the Common Areas and  Industrial  Center as Lessor may, in
the exercise of sound business judgment, deem to be appropriate.

3. Term.

         3.1 Term. The Commencement  Date,  Expiration Data and Original Term of
this Lease are as specified in Paragraph 1.3.

         3.2 Early  Possession.  If an Early  Possession  Date Is  specified  In
Paragraph 1.4 and If Lessee totally or partially occupies the Premises after the
Early Possession Date but prior to the Commencement  Date, the obligation to pay
Base Rent  shall be abated for the  period of such  early  occupancy.  All other terms of this Lease,  however,  (including but not limited to the obligations to pay Lessee's Share ol Common Area Operating  Expenses and to carry the Insurance required by Paragraph 8) shall be In effect  during such period.  Any such early possession  shall not affect nor advance  the  Expiration  Date of the  Original
Term.

         3.3  Delay in  Possession.  If for any  reason  Lessor  cannot  deliver possession  of the Premises to Lessee by the Early  Possession  Dale,  If one Is
specified in Paragraph 1.4, or if no Early Possession Dale Is specified,  by the
Commencement  Data, Lessor shall not be subject to any liability  therefor,  nor shall such failure  affect the  validity of this Lease,  or the  obligations  of
Lessee hereunder, or extend the term hereof, but In such case, Lessee shall not, except as  otherwise  provided  herein,  be obligated to pay rent or perform any other  obligation of Lessee under the terms of this Lease until Lessor  delivers possession  of the  Premises to Lessee.  II  possession  of the  Premises Is not delivered to Lessee within sixty (60) days after the Commencement  Dale,  Lessee may,  at its option,  by notice in writing to Lessor  within ten (10) days after the and of said sixty (60) day period,  cancel  this  Lease,  In which event the parties shall be discharged from all obligations  hereunder;  provided  further, however,  that If such written notice of Lessee Is not received by Lessor within said ten (10) day period,  Lessee's right to cancel this Lease  hereunder  shall terminate  and be of no  further  force or  effect.  except as may be  otherwise provided,  and  regardless  of when the Original  Term  actually  commences,  If possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay
Base Rent, II any, that Lessee would  otherwise  have enjoyed shall run from the date of delivery of  possession  and  continue  for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4. Rent.

         4.1.  Base Rent.  Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted  from time to time, to Lessor in lawful money of the
United States, without offset or deduction,  on or before the day on which It Is due under the terms of this Lease.  Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved.  Payment of
Base Rent and other charges shall be made to Lessor at its address staled herein or to such other  persons or at such other  addresses as Lessor may from time to time designate in writing to Lessee.

         4.2 Common Area Operating  Expenses.  Lessee shall pay to Lessor during the term hereof,  In addition to the Base Rent,  Lessee's Share (as specified in
Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each  calendar  year of the term of this Lease,  In  accordance  with the following provisions:

         (a) "Common Area Operating Expenses" are defined,  for purposes of this
Lease,  as all costs Incurred by Lessor  relating to the ownership and operation of the industrial Center, Including, but not limited lo, the following:

              (i)    The operation, repair and maintenance, In neat, clean, good order and condition, of the following:

                     (aa)  The Common Areas,  Including  parking areas,  loading
                           and   unloading   areas,   trash   areas,   roadways,
                           sidewalks, walkways, parkways, driveways,  landscaped
                           areas, striping,  bumpers, Irrigation systems, Common
                           Area lighting facilities, fences and gales, elevators
                           and roof.

                     (bb)  Exterior signs and any tenant directories.

                     (cc)  Fire detection and sprinkler systems.

              (ii)   The  cost of  water,  gas,  electricity  and  telephone  to service the Common Areas.

              (iii)  Trash disposal,  property  management and security services and the costs of any environmental inspections.

              (iv)   Reserves  set aside for  maintenance  and  repair of Common
                     Areas.

              (v)    Any Increase above the Base Real Property Taxes (as defined
                     In  Paragraph  10.2(b))  for the  Building  and the  Common
                     Areas.

              (vi)   Any  "Insurance  Cost  Increase"  (as defined In  Paragraph
                     8.1).

              (vii)  The cost of Insurance carried by Lessor with respect to the
                     Common Areas.

              (viii) Any  deductible  portion of an Insured loss  concerning the
                     Building or the Common Areas.

              (ix)   Any other services to be provided by Lessor that are slated elsewhere  In this  Lease  to be a  Common  Area  Operating
                     Expense.

         (b) Any Common Area Operating Expenses and Real Properly Taxes that are specifically  attributable  to the  Building  or to any  other  building  in the
Industrial Center or to the operation,  repair and maintenance thereof, shall be allocated  entirely to the  Building  or to such other  building.  However,  any
Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the industrial Center.

         (c) The  Inclusion  of the  Improvements,  facilities  and services set forth In  Subparagraph  4.2(e) shall not be deemed to impose an obligation  upon
Lessor to either  have said  Improvements  or  facilities  or to  provide  those services  unless the  Industrial  Center  already has the same,  Lessor  already provides the services,  or Lessor has agreed  elsewhere In this Lease to provide the same or some of them.

         (d) Lessee's Share of Common Area  Operating  Expenses shall be payable by Lessee within ten (10) days after a reasonably  detailed  statement of actual expenses Is  presented  to Lessee by Lessor.  At Lessor's  option,  however,  an amount may be estimated by Lessor from time to time of Lessee's  Share of annual
Common  Area  Operating  Expenses  and the same  shall  be  payable  monthly  or quarterly,  as Lessor shall designate,  during each 12-month period of the Lease term, on the same day as the Base Rent is due hereunder. Lessor shall deliver to
Lessee  within  sixty (60) days after the  expiration  of each  calendar  year a reasonably  detailed  statement showing Lessee's Share of the actual Common Area
Operating  Expenses  Incurred  during the preceding  year. If Lessee's  payments under this Paragraph  4.2(d) during said preceding year exceed Lessee's Share as indicated  on said  statement.  Lessor shall be credited the amount of such over payment against  Lessee's Share of Common Area Operating  Expenses next becoming due. If Lessee's payments under this Paragraph 4.2(d) during said preceding year were less than Lessee's Share as Indicated on said  statement,  Lessee shall pay to Lessor the amount of the  deficiency  within ten (10) days after  delivery by
Lessor to Lessee of said statement.

5. Security  Deposit.  Lessee shall deposit with Lessor upon Lessee's  execution hereof the Security  Deposit set forth In Paragraph 1.7 as security for Lessee's faithful  performance of Lessee's  obligations under This Lease. II Lessee falls to pay Base Rent or other rent or charges due hereunder,  or otherwise  Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any  portion of said  Security  Deposit for the payment of any amount due
Lessor or to reimburse or compensate  Lessor for any liability,  cost,  expense, loss or damage  (Including  attorneys' fees) which Lessor may suffer or Incur by reason  thereof.  If Lessor uses or applies all or any portion of said  Security
Deposit,  Lessee  shall  within ten (10) days after  written  request  therefore deposit  monies with Lessor  sufficient to restore said Security  Deposit to the lull amount required by this Lease.  Any time the Base Rent Increases during the term of this Lease,  Lessee  shall,  upon written  request from Lessor,  deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then  current  Base Rent as the  Initial  Security  Deposit  bears to the
Initial  Base Rent set forth In Paragraph  1.5.  Lessor shall not be required to keep all or any part of the Security Deposit separate from Its general accounts.
Lessor shall,  at the  expiration or earlier  termination of the term hereof and alter Lessee has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee,  if any, of Lessee's Interest herein), that portion of the
Security  Deposit  not used or  applied by Lessor.  Unless  otherwise  expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust,  to bear Interest or other  Increment for Its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6. Use.

         6.1 Permitted Use.

              (a)  Lessee  shall  use  and  occupy  the  Premises  only  for the
Permitted  Use set  forth In  Paragraph  1.8,  or any  other  legal use which Is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises In a manner that is unlawful,  creates waste or a nuisance,  or that disturbs owners and/or  occupants of, or causes damage to the
Premises or neighboring premises or properties.

              (b) Lessor hereby agrees to not unreasonably withhold or delay Its consent to any written request by Lessee, Lessee's assignees or subtenants,  and by prospective assignees and subtenants of Lessee, Its assignees and subtenants, for a  modification  of said  Permitted Use, so long as the same will not Impair the structural  integrity of the Improvements on the Premises or In the Building
or the mechanical or electrical systems therein,  does not conflict with uses by other  lessees,  is not  significantly  more  burdensome  to the Premises or the
Building and the Improvements  thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written  notification  of same, which notice shall include an explanation of Lessor's  reasonable  objections to the change in use.

         6.2 Hazardous Substances.

              (a)  Reportable   Uses  Require   Consent.   The  term  "Hazardous
Substance"  as used In this Lease shall mean any product,  substance,  chemical,
material  or  waste  whose  presence,   nature,  quantity  and/or  intensity  of
existence, use, manufacture, disposal, transportation, spill, release or effect, either by Itself or in combination  with other  materials  expected to be on the
Premises,  Is either: (i) potentially  Injurious to the public health, safety or welfare,  the environment,  or the Premises;  (ii) regulated or monitored by any governmental  authority;  or (iii) a basis for potential  liability of Lessor to any  governmental  agency or third party under any applicable  statute or common
law  theory.   Hazardous  Substance  shall  Include,  but  not  be  limited  to, hydrocarbons,  petroleum,  gasoline,  crude oil or any  products or  by-products thereof.  Lessee shall not engage In any activity in or about the Premises which constitutes a Reportable Use (as  hereinafter  defined) of Hazardous  Substances without the express prior written  consent of Lessor and  compliance In a timely manner (at Lessee's sole cost and expense) with all Applicable  Requirements (as defined In Paragraph 6.3).  "Reportable  Use" shell mean (i) the Installation or use of any above or below ground storage tank, (ii) the generation,  possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit  from,  or with  respect  to which a report,  notice,  registration  or business  plan Is required to be filed with,  any  governmental  authority,  and
(iii) the presence In, on or about the  Premises of a Hazardous  Substance  with respect to which any  Applicable  Laws require that a notice be given to persons entering or occupying the Premises or  neighboring  properties.  Notwithstanding the foregoing,  Lessee may, without  Lessor's prior consent,  but upon notice to
Lessor and In compliance with all Applicable Requirements,  use any ordinary and customary  materials  reasonably  required  to be used by Lessee  in the  normal course of the  Permitted  Use, so long as such use Is not a  Reportable  Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition,
Lessor may (but without any  obligation  to do so)  condition Its consent to any
Reportable Use of any Hazardous  Substance by Lessee upon Lessee's giving Lessor such  additional  assurances  as Lessor,  In Its  reasonable  discretion,  deems necessary  to protect  Itself,  the public,  the  Premises  and the  environment against damage, contamination or Injury and/or liability therefor, Including but not limited to the Installation  (and, at Lessor's option,  removal on or before
Lease  expiration or earlier  termination)  of reasonably  necessary  protective modifications to the Premises (such as concrete  encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

              (b) Duty to Inform  Lessor.  If Lessee  knows,  or has  reasonable cause to  believe,  that a  Hazardous  Substance  has come to be located In, on, under or about the Premises or the Building,  other than as previously consented to by Lessor,  Lessee shall  Immediately  give Lessor  written  notice  thereof,
together  with  a  copy  of  any  statement,   report,   notice,   registration,
application,  permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including  but not  limited  to all such  documents  as may be  involved  In any
Reportable  Use  Involving  the  Premises.  Lessee shall not cause or permit any
Hazardous  Substance  to be  spilled  or  released  in,  on,  under or about the
Premises (Including,  without limitation, through the plumbing or sanitary sewer system).

              (c) Indemnification.  Lessee shall Indemnity,  protect, defend and hold Lessor, its agents,  employees,  lenders and ground lessor, if any, and the
Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens,  expenses,  penalties,  loss of permits and attorneys' and consultants'  fees arising out of or Involving any Hazardous  Substance  brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations  under this Paragraph  6.2(c) shall Include,  but not be limited to, the  effects  of  any  contamination  or  Injury  to  person,  properly  or  the environment  created  or  suffered  by  Lessee,  and the  cost of  Investigation
(including consultants' and attorneys' fees and testing), removal,  remediation, restoration and/or abatement thereof, or of any contamination  therein Involved, and shall  survive the  expiration  or earlier  termination  of this  Lease.  No termination, cancellation or release agreement entered into by Lessor and Lessee shall  release  Lessee  from Its  obligations  under this Lease with  respect to
Hazardous Substances,  unless specifically so agreed by Lessor In writing at the time of such agreement.

         6.3 Lessee's  Compliance with  Requirements.  Lessee shall, at Lessee's sole cost and expense, fully, diligently and In a timely manner, comply with all
"Applicable  Requirements,"  which  term Is used In this Lease to mean all laws,
rules,   regulations,   ordinances,   directives,   covenants,   easements   and
restrictions  of  record,  permits,  the  requirements  of any  applicable  fire
Insurance  underwriter or rating  bureau,  and the  recommendations  of Lessor's engineers and/or consultants,  relating in any manner to the Premises (Including
but  not  limited  to  matters  pertaining  to  (i)  Industrial  hygiene,   (ii)
environmental conditions on, in, under or about the Premises, including soli and groundwater conditions, and (iii) the use, generation, manufacture,  production,
Installation,  maintenance, removal, transportation,  storage, spill, or release of any  Hazardous  Substance),  now In effect or which may  hereafter  come Into elect.  Lessee  shall,  within live (5) days after  receipt of Lessor's  written request, provide Lessor with copies of all documents and Information,  Including but not limited to permits, registrations,  manifests, applications, reports and certificates,  evidencing Lessee's  compliance with any Applicable  Requirements specified  by Lessor,  and shall  immediately  upon  receipt,  notify  Lessor in writing  (with copies of any  documents  Involved) of any  threatened  or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

         6.4  Inspection;   Compliance  with  Law.   Lessor,   Lessor's  agents,
employees,  contractors and designated  representatives,  and the holders of any mortgages,  deeds of trust or ground  teases on the Premises  ("Lenders")  shall have the right to enter the  Premises  at any time In the case of an  emergency, and otherwise at reasonable  times,  for the purpose of inspecting the condition of the Premises and for  verifying  compliance by Lessee with this Lease and all
Applicable  Requirements  (as defined In  Paragraph  6.3),  and Lessor  shall be entitled to employ experts and/or consultants in connection  therewith to advise
Lessor  with  respect  to  Lessee's  activities,  Including  but not  limited to
Lessee's Installation,  operation, use, monitoring,  maintenance,  or removal of any Hazardous  Substance on or tram the Premises.  The costs and expenses of any such Inspections shall be paid by the party requesting same, unless a Default or
Breach of this Lease by Lessee or a violation of  Applicable  Requirements  or a contamination,  caused or materially contributed to by Lessee, is found to exist or to be  imminent,  or unless  the  inspection  Is  requested  or  ordered by a governmental  authority as the result of any such existing or Imminent violation or  contamination.  In such case,  Lessee shall upon request reimburse Lessor or
Lessor's  Lender,  as the  case  may be,  for the  costs  and  expenses  of such
Inspections.

7.  Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

         7.1 Lessee's Obligations.

              (a) Subject to the provisions of Paragraphs 2.2  (Condition),  2.3
(Compliance  with  Covenants,  Restrictions  and Building  Code),  7.2 (Lessor's
Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at
Lessee's sole cost and expense and at all times, keep the Premises and every pan thereof in good order,  condition and repair (whether or not such portion of the
Premises requiring repair, or the means of repairing the same, are reasonably or readily  accessible  to Lessee,  and  whether  or not the need for such  repairs occurs as a result of Lessee's  use,  any prior use,  the elements or the age of such portion of the Premises), Including, without limiting the generality of the foregoing,  all equipment or facilities  specifically serving the Premises, such as  plumbing,  heating,  air  conditioning,  ventilating,  electrical,  lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises,  fixtures,  Interior walls,  interior  surfaces of exterior walls,  ceilings,  floors,  windows,  doors,  plate glass,  and  skylights,  but excluding any Items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order,  condition and repair, shall  exercise and perform good  maintenance  practices.  Lessee's  obligations shall include restorations,  replacements or renewals when necessary to keep the
Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

              (b) Lessee shall,  al Lessee's sole cost and expense,  at Lessee's option,  procure and  maintain a contract,  with copies to Lessor,  In customary form and substance for and with a contractor specializing and experienced In the
Inspection,  maintenance  and  service  of the  healing,  air  conditioning  and ventilation  system for the Premises.  However,  Lessor reserves the right, upon notice to Lessee,  to procure and maintain  the  contract  for the heating,  air conditioning  and  ventilating  systems,  and it Lessor so elects,  Lessee shall reimburse Lessor, upon demand, for the cost (hereof.

              (c) If Lessee  fails to perform  Lessee's  obligations  under this
Paragraph  7.1,  Lessor may enter upon the  Premises  after ten (10) days' prior written notice to Lessee  (except in the case of an emergency,  in which case no notice shall be required),  perform such obligations on Lessee's behalf, and put the Premises in good order,  condition and repair,  in accordance with Paragraph
13.2 below.

         7.2 Lessor's  Obligations.  Subject to the provisions of Paragraphs 2.2
(Condition),  2.3 (Compliance  with Covenants,  Restrictions and Building Code),
4.2 (Common Area Operating  Expenses),  6 (Use), 7.1 (Lessee's  Obligations),  9
(Damage or Destruction) and 14 (Condemnation),  Lessor, subject to reimbursement pursuant to Paragraph  4.2,  shall keep in good order,  condition and repair the foundations,  exterior walls,  structural  condition of interior  bearing walls, exterior roof, fire sprinkler and/or standpipe and hose In good order, condition
and  repair  (if  located  in  the  Common  Areas)  the  other   automatic  fire
extinguishing  system  including fire alarm and/or smoke  detection  systems and
equipment,  tire  hydrants,   parking  lots,  walkways,   parkways,   driveways,
landscaping,  lances, signs and utility systems serving the Common Areas and all parts  thereof,  as well as  providing  the services for which there Is a Common
Area Operating  Expense pursuant to Paragraph 4.2, Lessor shall not be obligated to paint the exterior or Interior surfaces of exterior walls nor shall Lessor be obligated to maintain,  repair or replace  windows,  doors or plate glass of the
Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to  terminate  this Lease  because  of  Lessor's  failure to keep the
Building, Industrial Center or Common Areas In good order, condition and repair.

         7.3 Utility Installations, Trade Fixtures, Alterations.

              (a)   Definitions;    Consent   Required.    The   term   "Utility
Installations"  Is used in this Lease to refer to all air lines,  power  panels, electrical  distribution,  security,  tire  protection  systems,  communications systems, lighting fixtures, healing, ventilating and air conditioning equipment, plumbing,  and fencing in, on or about the Premises.  The term "Trade  Fixtures"
shall mean Lessee's  machinery and equipment  which can be removed without doing material  damage  to  the  Premises.  The  term  "Alterations"  shall  mean  any modification  of the  Improvements  on the Premises which are provided by Lessor under  the  terms of this  Lease,  other  than  Utility  Installations  or Trade
Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as
Alterations  and/or Utility  Installations made by Lessee that are not yet owned by Lessor  pursuant to Paragraph  7.4(a).  Lessee shall not make nor cause to be made any  Alterations  or  Utility  Installations  In,  on,  under or about  the
Premises  without  Lessor's prior written  consent.  Lessee May,  however,  make non-structural  Utility Installations to the Interior of the Premises (excluding the roof) without  Lessor's  consent but upon notice to Lessor,  so long as they are not visible  from the outside of the  Premises,  do not Involve  puncturing, relocating  or  removing  the  roof  or  any  existing  walls,  or  changing  or
Interfering with the fire sprinkler or fire detection systems and the cumulative cost  thereof  during  the  term of this  Lease  as  extended  does  not  exceed
$2,500.00.

              (b) Consent. Any Alterations or Utility  Installations that Lessee shall  desire to make and which  require  the  consent  of the  Lessor  shall be presented to Lessor In written form with detailed  plans.  All consents given by
Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed  conditioned upon: (i) Lessee's acquiring all applicable permits required by  governmental  authorities;  (ii) the  furnishing  of copies of such permits together with a copy of the plans and  specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the  compliance by Lessee with all  conditions of said permits in a prompt and  expeditious  manner.  Any  Alterations or Utility  Installations  by Lessee
during the term of this Lease  shall be done in a good and  workmanlike  manner, with good and  sufficient  materials,  and be In compliance  with all Applicable
Requirements.  Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.  Lessor may, (but without obligation to do  so)  condition  Its  consent  to  any  requested  Alteration  or  Utility
Installation that costs $2,500.00 or more upon Lessee's  providing Lessor with a lien and  completion  bond in an  amount  equal to one and  one-hall  times  the estimated cost of such Alteration or Utility Installation.

              (c) Lien  Protection.  Lessee  shall pay when due all  claims  for labor or materials  furnished or alleged to have been furnished to or for Lessee at or  for  use on the  Premises,  which  claims  are or may be  secured  by any mechanic's or materialmen's  lien against the Premises or any Interest  therein.
Lessee  shall  give  Lessor  not less  than ten (10)  days'  nonce  prior to the commencement  of any work In, on, or about the  Premises,  and Lessor shall have the  right  to post  notices  of  non-responsibility  In or on the  Premises  as provided by law. II Lessee  shall,  In good faith,  contest the  validity of any such lien, claim or demand,  than Lessee shall, al its sole expense,  defend and protect  Itself,  Lessor  and the  Premises  against  the same and shall pay and satiety  any such  adverse  judgment  that may be  rendered  thereon  before the enforcement thereof against the Lessor or the Premises. If Lessor shall require,
Lessee shall furnish to Lessor a surety bond satisfactory to Lessor In an amount equal to one and  one-half  times the  amount of such  contested  lien  claim or demand,  Indemnifying  Lessor against liability for the same, as required by law for the holding of the Premises  free from the effect of such Ilea or claim.  In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating  in such action if Lessor shall decide It Is to Its best  Interest to do so.

         7.4 Ownership, Removal, Surrender, and Restoration.

              (a) Ownership.  Subject to Lessor's right to require their removal and to cause Lessee to become the owner thereof as hereinafter  provided in this
Paragraph 7.4, all Alterations and Utility Installations made to the Premises by
Lessee  shall be the property of and owned by Lessee,  but  considered a part of the  Premises.  Lessor may,  at any time and at Its option,  elect In writing to
Lessee  to be  the  owner  of  all or any  specified  part  of the  Lessee-Owned
Alterations  and  Utility   Installations.   Unless  otherwise   Instructed  per
Subparagraph   7.4(b)  hereof,   all   Lessee-Owned   Alterations   and  Utility
Installations  shall,  at the  expiration or earlier  termination of this Lease, become the property of Lessor and remain upon the  Premises  and be  surrendered with the Premises by Lessee.

              (b)  Removal.  Unless  otherwise  agreed In  writing,  Lessor  may require that any or all  Lessee-Owned  Alterations or Utility  Installations  be
removed by the expiration or earlier termination of this Lease,  notwithstanding that their Installation may have been consented to by Lessor. Lessor may require the  removal  at any  time of all or any  part  of any  Alterations  or  Utility
Installations made without the required consent of Lessor.

              (c) Surrender/Restoration.  Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination dale, clean and free of debris and in good operating  order,  condition and stale of repair, ordinary  wear and tear  excepted.  Ordinary wear and tear shall not include any damage or  deterioration  that would  have been  prevented  by good  maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified  herein,  the Premises,  as surrendered,  shall include the  Alterations  and Utility  Installations.  The  obligation of Lessee shall  Include  the  repair  of  any  damage  occasioned  by  the  Installation, maintenance or removal of Lessee's Trade Fixtures,  furnishings,  equipment, and
Lessee-Owned  Alterations and Utility  Installations,  as well as the removal of any storage tank Installed by or for Lessee,  and the removal,  replacement,  or remediation of any soil, material or ground water contaminated by Lessee, all as may than be required by Applicable  Requirements and/or good practice.  Lessee's
Trade  Fixtures  shall  remain  the  property  el Lessee and shall be removed by
Lessee  subject to its  obligation  to repair and restore the  Premises per this
Lease.

8. Insurance; indemnity.

         8.1 Payment of Premium Increases.

              (a) As used herein,  the term "Insurance Cost Increase" Is defined as any Increase In the actual cost of the  Insurance  applicable to the Building and required to be carried by Lessor pursuant to Paragraphs  8.2(b),  8.3(a) and
8.3(b), ("Required Insurance"),  over and above the Base Premium, as hereinafter defined, calculated on an annual basis. "Insurance Cost Increase" shall Include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises,  Increased  valuation of the  Premises,  and/or a general premium rate Increase.  The term "Insurance  Cost Increase" shall not,  however, include any premium Increases  resulting from the nature of the occupancy of any other lessee of the Building. II the parties insert a dollar amount In Paragraph
1.9, such amount shall be considered the "Base  Premium." If a dollar amount has not been  Inserted In  Paragraph  1.9 and If the  Building  has been  previously
occupied  during  the  twelve  (12)  month  period  Immediately   preceding  the
Commencement  Date, the "Base Premium" shall be the annual premium applicable to such twelve (12) month  period.  If the Building was not fully  occupied  during such twelve (12) month  period,  the "Base  Premium"  shall be the lowest annual premium reasonably  obtainable for the Required Insurance as of the Commencement
Date,  assuming  the most  nominal use  possible of the  Building.  In no event, however,  shall  Lessee be  responsible  for any  portion  of the  premium  cost attributable to liability  Insurance  coverage In excess of $1,000,000  procured under Paragraph 8.2(b).

              (b)  Lessee  shall  pay any  Insurance  Cost  Increase  to  Lessor pursuant to Paragraph 4.2.  Premiums for policy periods  commencing prior to, or extending beyond,  the term of this Lease shall be prorated to coincide with the corresponding Commencement Dale or Expiration Date.

         8.2 Liability Insurance.

              (a)  Carried  by  Lessee,  Lessee  shall  obtain and keep in force during the term of this Lease a Commercial General Liability policy of Insurance protecting  Lessee,  Lessor and any Lender(s)  whose names have been provided to
Lessee In writing (as  additional  insureds)  against  claims for bodily Injury, personal injury and property damage based upon,  Involving or arising out of the ownership,  use,  occupancy  or  maintenance  of  the  Premises  and  all  areas appurtenant  thereto.  Such Insurance shell be on an occurrence  basis providing single limit coverage In an amount not less than  $1,000,000 per occurrence with an "Additional Insured-Managers or Lessor's of Premises" endorsement and contain the  "Amendment of the  Pollution  Exclusion"  endorsement  for damage caused by heat,  smoke or fumes from a hostile  fire.  The policy  shall not  contain  any
Intra-Insured exclusions as between Insured persons or organizations,  but shall include coverage for liability assumed under this Lease as an "Insured contract"
for the  performance of Lessee's  Indemnity  obligations  under this Lease.  The limits of said  insurance  required by this Lease or as carried by Lessee  shall not, however, Iimit the liability of Lessee nor relieve Lessee of any obligation hereunder.  All  Insurance  to be carried by Lessee  shall be primary to and not contributory with any similar Insurance carried by Lessor, whose insurance shall be considered excess Insurance only.

              (b)  Carried  by Lessor.  Lessor  shall  also  maintain  liability
Insurance  described In Paragraph  8.2(a) above,  in addition to and not In lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional Insured therein.

         8.3 Property Insurance-Building, Improvements and Rental Value.

              (a)  Building  and  Improvements.  Lessor shall obtain and keep In force  during the term of this Lease a policy or policies In the name of Lessor, with loss  payable  to Lessor and to any  Lender(s),  Insuring  against  loss or damage to the Premises.  Such Insurance  shall,be for full replacement  cost, as the same shall exist from time to time, or the amount required by any Lender(s), but In no event more than the  commercially  reasonable and available  Insurable value  thereof  If, by reason of the  unique  nature or age of the  Improvements
Involved,  such latter amount Is less than full replacement  cost.  Lessee-Owned
Alterations  and Utility  Installations,  Trade  Fixtures and Lessee's  personal property  shall be insured by Lessee  pursuant to Paragraph 8.4. If the coverage
Is available and  commercially  appropriate,  Lessor's  policy or policies shall
Insure against all risks of direct physical loss or damage (except the perils of flood  end/or  earthquake  unless  required  by a Lender or included In the Base
Premium),  Including  coverage for any  additional  costs  resulting from debris removal and reasonable  amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building  required to be demolished or removed by reason of the  enforcement of any  building,  zoning,  safety  or land use laws as the  result of a covered loss,  but not Including  plate glass  insurance.  Said policy or policies shall also contain an agreed valuation  provision In lieu of any co-Insurance  clause, waiver of subrogation, and inflation guard protection causing an Increase in the annual  property  Insurance  coverage  amount  by a factor  of not less than the adjusted U.S.  Department of Labor Consumer Price Index for All Urban  Consumers
for the city nearest to where the Premises are located.

              (b)  Rental  Value.  Lessor  shall  also  obtain and keep in force during the term of this Lease a policy or policies  In the name of Lessor,  with loss payable to Lessor and any  Lender(s),  Insuring the loss of the full rental and other charges  payable by all lessees of the Betiding to Lessor for one year
(Including all Real Property Taxes,  Insurance  costs, all Common Area Operating
Expenses and any scheduled rental Increases). Said Insurance may provide that in the event the Lease Is terminated  by reason of an Insured  loss,  the period of
Indemnity for such coverage shall be extended  beyond the date of the completion of repairs or replacement  of the Premises,  to provide for one lull year's loss of rental  revenues from the date of any such loss. Said Insurance shall contain an agreed valuation provision In lieu of any co-Insurance clause, and the amount of coverage shall be adjusted  annually to reflect the projected  rental Income,
Real  Property  Taxes,  Insurance  premium  costs  and other  expenses,  If any, otherwise payable, for the next 12-month period.  Common Area Operating Expenses shall include any deductible amount In the event of such loss.

              (c)  Adjacent  Premises.  Lessee shall pay for any Increase In the premiums for the property  Insurance of the Building and for the Common Areas or
other buildings in the Industrial  Center II said Increase Is caused by Lessee's acts, omissions, use or occupancy of the Premises.

              (d) Lessee's  Improvements.  Since  Lessor Is the Insuring  Party,
Lessor  shall not be required  to Insure  Lessee-Owned  Alterations  and Utility
Installations  unless the Item In  question  has become the  property  of Lessor under the terms of this Lease.

         8.4  Lessee's  Property  Insurance.  Subject  to  the  requirements  of
Paragraph  8.5,  Lessee at Its cost  shall  either  by  separate  policy  or, at
Lessor's option, by endorsement to a policy already carried,  maintain Insurance coverage on all of Lessee's personal  property,  Trade Fixtures and Lessee-Owned
Alterations and Utility  Installations  in, on, or about the Premises similar In coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a).
Such Insurance shall be lull  replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such Insurance shall be used by Lessee for the replacement of personal  property and the restoration of Trade
Fixtures and Lessee-Owned  Alterations and Utility  Installations.  Upon request tram  Lessor,  Lessee  shall  provide  Lessor with  written  evidence  that such
Insurance is in force.

         8.5  Insurance  Policies.  Insurance  required  hereunder  shall  be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating"
01 at least Be, V, or such other  rating as may be required by a Lender,  as set forth In the most current Issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything  which shall  invalidate  the  Insurance  policies referred to in this  Paragraph  8. Lessee shall cause to be delivered to Lessor, within  seven (7) days  after the  earlier of the Early  Possession  Data or the
Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the Insurance  required under Paragraph  6.2(a) and 8.4. No such policy shall be cancelable or subject to  modification  except after thirty (30)
days' prior  written  notice to Lessor.  Lessee  shall at least thirty (30) days prior to the  expiration  of such  policies,  furnish  Lessor  with  evidence of renewals or "Insurance  binders" evidencing renewal thereof, or Lessor may order such  Insurance  and charge the cost  thereof to Lessee,  which  amount shall be payable by Lessee to Lessor upon demand.

         8.6  Waiver of  Subrogation.  Without  affecting  any  other  rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover  damages  (whether in contract or In tort) against the other,  for loss or damage to their  property  arising out of or Incident to the perils  required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount  of  Insurance  carried  or  required  or by any  deductibles  applicable thereto.  Lessor and Lessee agree to have their respective  Insurance  companies
Issuing  property  damage  Insurance  waive any right to  subrogation  that such companies may have against Lessor or Lessee,  as the case may be, so long as the
Insurance is not invalidated thereby.

         8.7 Indemnity.  Except for Lessor's negligence and/or breach of express warranties,  Lessee  shall  Indemnity,  protect,  defend and hold  harmless  the
Premises,  Lessor and Its agents, Lessor's master or ground Lessor, partners and
Lenders,  from and  against any and all claims,  loss of rents  and/or  damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants'
lees,  expenses and/or liabilities  arising out of, Involving,  or In connection with, the occupancy of the Premises by Lessee, the conduct o1 Lessee's business, any act, omission or neglect of Lessee,  Its agents,  contractors,  employees or
Invitees,  and out of any  Default or Breach by Lessee In the  performance  in a timely  manner of any  obligation  on Lessee's  part to be performed  under this
Lease.  The  foregoing  shall  include,  but not be limited  to, the  defense or pursuit of any claim or any action or proceeding  Involved therein,  and whether or not (In the case of claims made against Lessor)  litigated  and/or reduced to
Judgment.  In case any action or proceeding be brought  against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim In order to be so indemnified.

         8.8 Exemption of Lessor from Liability.  Lessor shall not be liable for
Injury or damage to the person or goods, wares, merchandise or other property of
Lessee,  Lessee's  employees,  contractors,  Invitees,  customers,  or any other person in or about the  Premises,  whether such damage or Injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage,  obstruction  or  other  detects  of  pipes,  fire  sprinklers,  wires, appliances,  plumbing,  air conditioning or lighting fixtures, or from any other cause,  whether said Injury or damage results from  conditions  arising upon the
Premises or upon other  portions of the  Building  of which the  Premises  are a part, from other sources or places,  and regardless of whether the cause of such damage or Injury or the means of repairing the same Is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease In the Industrial  Center.  Notwithstanding  Lessor's  negligence or breach of this Lease,  Lessor shall under no  circumstances be liable for injury to Lessee's business or for any loss of Income or profit therefrom.

9.   Damage or Destruction.

         9.1 Definitions.

              (a) "Premises  Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or  destruction  Is less than fifty percent (50%) of the then  Replacement  Cost (as  defined In  Paragraph  9.1(d)) of the  Premises
(excluding   Lessee-Owned   Alterations  and  Utility  Installations  and  Trade
Fixtures) immediately prior to such damage or destruction.

              (b) "Premises Total  Destruction" shall mean damage or destruction to the Premises,  other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction Is fifty percent (50%) or more of the Then Replacement Cost of the Premises  (excluding  Lessee-Owned  Alterations and Utility  Installations and Trade Fixtures)  Immediately prior to such damage or destruction.  In addition,  damage or destruction to the Building, other than
Lessee Owned  Alterations  and Utility  Installations  and Trade Fixtures of any
lessees  of the  Building,  the cost of which  damage  or  destruction  Is fifty percent  (50%)  or more of the then  Replacement  Cost  (excluding  Lessee-Owned
Alterations and Utility  Installations  and Trade Fixtures of any lessees of the
Building)  of the  Building  shall,  at the  option of  Lessor,  be deemed to be
Premises Total Destruction.

              (c)  "Insured  Loss"  shall  mean  damage  or  destruction  to the
Premises,  other than  Lessee-Owned  Alterations and Utility  Installations  and
Trade  Fixtures,  which was  caused by an event  required  to be  covered by the
Insurance  described In Paragraph 8.3(a)  irrespective of any deductible amounts or coverage limns involved.

              (d)  "Replacement  Cost"  shall mean the cost to repair or rebuild the  Improvements  owned  by  Lessor  at the  time of the  occurrence  to  their condition  existing  immediately  prior thereto,  including  demolition,  debris removal and upgrading  required by the operation of applicable  building  codes, ordinances or laws, and without deduction for depreciation.

              (e) "Hazardous  Substance  Condition" shall mean the occurrence or discovery of a condition  Involving  the presence of, or a  contamination  by, a
Hazardous  Substance  as  defined  In  Paragraph  6.2(a),  in,  on, or under the
Premises.

         9.2 Premises Partial  Damage--Insured  Loss. If Premises Partial Damage
that is an Insured Loss occurs,  then Lessor shall, at Lessor's expense,  repair such damage (but not Lessee's Trade  Fixtures or  Lessee-Owned  Alterations  and
Utility  Installations)  as soon as  reasonably  possible  and this Lease  shall continue  in lull  force and  effect.  In the  event,  however,  that there Is a shortage of  insurance  proceeds and such  shortage is due to the fact that,  by reason  of  the  unique  nature  of  the  Improvements  In  the  Premises,  lull
replacement  cost  Insurance  coverage  was  not  commercially   reasonable  and
available,  Lessor shall have no obligation to pay for the shortage In Insurance proceeds or to fully  restore the unique  aspects of the Premises  unless Lessee provides  Lessor with the funds to cover same,  or adequate  assurance  thereof, within ten (10) days  following  receipt of written  notice of such shortage and request  therefor.  If Lessor receives said funds or adequate  assurance thereof within  said  ten  (10)  day  period,  Lessor  shall  complete  them  as soon as reasonably  possible  and this Lease shall  remain in full force and effect.  If
Lessor does not receive such funds or assurance  within said period,  Lessor may nevertheless  elect by written notice to Lessee within ten (10) days  thereafter to make such  restoration and repair as is  commercially  reasonable with Lessor paying any shortage in  proceeds,  In which case this Lease shall remain in lull force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and If Lessor does not so elect to restore and repair, then this Lease shall  terminate  sixty (60) days  following  the  occurrence  of the damage or destruction.  Unless otherwise  agreed,  Lessee shall in no event have any right to  reimbursement  from Lessor for any funds  contributed by Lessee to repair any such damage or destruction.  Premises  Partial Damage due to flood or earthquake  shall be  subject  to  Paragraph  9.3  rather  than  Paragraph  9.2, notwithstanding that there may be some Insurance coverage,  but the net proceeds of any such insurance  shall be made available for the repairs if made by either
Party.

         9.3 Partial  Damage--Uninsured Loss. If Premises Partial Damage that Is not an Insured  Loss  occurs,  unless  caused by a  negligent  or willful act of
Lessee (in which event  Lessee  shall make the  repairs at Lessee's  expense and this Lease  shall  continue  In full force and  effect),  Lessor may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense,  In which event this Lease shall continue In lull force and effect,  or
(ii) give  written  notice to Lessee  within  thirty (30) days after  receipt by
Lessor of  knowledge  of the  occurrence  of such damage of  Lessor's  desire to terminate  this Lease as of the date sixty (60) days  following the date of such notice. In the event Lessor elects to give such notice of Lessor's  Intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written  notice to Lessor of Lessee's  commitment to pay for the repair of such  damage  totally al  Lessee's  expense and without reimbursement  from Lessor.  Lessee shall provide Lessor with the required funds or  satisfactory  assurance  thereof  within  thirty  (30) days  following  such commitment  from Lessee.  In such event this Lease shall  continue in full force and effect,  and Lessor shall proceed to make such repairs as soon as reasonably possible alter the required  funds are  available.  If Lessee does not give such notice and provide the funds or  assurance  thereof  within the times  specified above, This Lease shall terminate as of the dale specified In Lessor's notice of termination.

         9.4 Total Destruction.  Notwithstanding  any other provision hereof, II
Premises Total  Destruction  occurs  (including any destruction  required by any authorized  public  authority),  this  Lease  shall  terminate  sixty  (60) days following the dale of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of
Lessee.  In the event,  however,  that the damage or  destruction  was caused by
Lessee.  Lessor  shall have the right to recover  Lessor's  damages  from Lessee except as released and waived in Paragraph 9.7.

         9.5  Damage  Near End of Term.  II at any time  during the last six (6)
months of the term of this  Lease  there is damage  for which the cost to repair exceeds one month's Base Rent,  whether or not an Insured  Loss,  Lessor may, at
Lessor's  option,  terminate this Lease  effective sixty (60) days following the date of occurrence o1 such damage by giving written notice to Lessee of Lessor's election to do so within  thirty (30) days alter the dale of  occurrence of such damage.  Provided,  however, If Lessee al that time has an exercisable option to extend this Lease or to purchase the  Premises,  then Lessee may  preserve  this
Lease by (a) exercising such option,  and (b) providing Lessor with any shortage in Insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the  earlier of (i) the dale which Is Ian (10) days after  Lessee's receipt of Lessor's  written notice  purporting to terminate this Lease, or (ii)
the day  prior to the dale upon  which  such  option  expires.  If  Lessee  duly exercises  such option  during such  period and  provides  Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds,  Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in lull force and effect.  II Lessee fails to exercise such option and provide  such funds or assurance  during such period,  then this
Lease  shall  terminate  as of the date set forth in the first  sentence of this
Paragraph 9.5.

         9.6 Abatement of Rent; Lessee's Remedies.

              (a) In the event of (i) Premises  Partial Damage or (ii) Hazardous
Substance Condition for which Lessee is not legally responsible,  the Base Rent,
Common Area  Operating  Expenses and other  charges,  if any,  payable by Lessee hereunder  for the period  during  which such damage or  condition,  its repair, remediation  or  restoration  continues,  shall be abated In  proportion  to the degree 10 which  Lessee's use of the Premises is impaired,  but not in excess of proceeds from insurance  required to be carried under Paragraph  8.3(b).  Except for abatement of Base Rent, Common Area Operating Expenses and other charges, II any, as aforesaid,  all other obligations of Lessee hereunder shall be performed by Lessee,  and Lessee shall have no claim against Lessor for any damage sued by reason of any such damage, destruction, repair, remediation or restoration.

              (b) If Lessor shall be obligated to repair or restore the Premises under  the  provisions  of  this  Paragraph  9  and  shall  not  commence,  In a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such  obligation  shall  accrue,  Lessee may, at any time prior to the commencement of such repair or restoration,  give written notice to
Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate  this Lease on a data not less than sixty (60) days  following  the giving of such  notice.  II Lessee  gives such notice to Lessor and such Lenders and such repair or  restoration  is not commenced  within thirty (30) days after receipt of such notice,  this Lease shall  terminate as of the date specified In said notice,  If Lessor or a Lender  commences the repair or  restoration of the
Premises  within  thirty (30) days after the receipt of such notice,  this Lease shall  continue In lull force and effect.  "Commence" as used In this  Paragraph
9.6 shall mean either the unconditional  authorization of the preparation of the required plans,  or the beginning of the actual work on the Premises,  whichever occurs first.

         9.7 Hazardous Substance Conditions.  If a Hazardous Substance Condition
occurs,  unless  Lessee Is legally  responsible  therefor  (in which case Lessee shall make the  investigation  and  remediation  thereof  required by Applicable
Requirements and this Lease shall continue In lull force and effect, but subject to Lessor's  rights under  Paragraph  6.2(c) and  Paragraph  13),  Lessor may at
Lessor's option either (i)  Investigate  and remediate such Hazardous  Substance
Condition,  if required,  as soon as reasonably possible at Lessor's expense, In which event this Lease shall  continue In lull force and effect,  or (ii) If the estimated cost to investigate  and remediate such condition  exceeds twelve (12)
times the than monthly Base Rent or $100,000 whichever Is greater,  give written notice to Lessee within thirty (30) days alter receipt by Lessor of knowledge of the  occurrence  of such  Hazardous  Substance  Condition of Lessor's  desire to terminate  this Lease as of the date sixty (60) days  following the dale of such notice. In the event Lessor elects to give such notice of Lessor's  Intention to terminate this Lease, Lessee shall have the right within ten (10) days alter the receipt of such notice to give written  notice to Lessor of Lessee's  commitment to pay for  the  excess  costs  of (a)  Investigation  and  remediation  of such
Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount  equal to twelve  (12)  times the then  monthly  Base Rent or
$100,000,  whichever  Is greater.  Lessee  shall  provide  Lessor with the funds required of Lessee or  satisfactory  assurance  thereof  within thirty (30) days following said commitment by Lessee.  In such event this Lease shall continue In lull force and effect,  and Lessor shall proceed to make such  investigation and remediation  as soon  as  reasonably  possible  alter  the  required  funds  are available. If Lessee does not give such notice and provide the required funds or assurance  thereof  within the time  period  specified  above,  this Lease shall terminate as of the dale specified in Lessor's notice of termination.

         9.8  Termination--Advance  Payments.  Upon  termination  of this  Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance  payment made by Lessee to Lessor  and so much of  Lessee's  Security  Deposit as has not been,  or is not then  required  to be,  used by Lessor  under the terms of this
Lease.

         9.9 Waiver of Statutes.  Lessor and Lessee agree that the terms of this
Lease shall  govern the effect of any damage to or  destruction  of the Premises and the Building with respect to the  termination of this Lease and hereby waive the provisions of any present or future statute to the extent It Is Inconsistent herewith.

10. Real Property Taxes.

         10.1 Payment of Taxes.  Lessor shall pay the Real  Property  Taxes,  as defined in Paragraph 10.2(a), applicable to the Industrial Center, and except as otherwise  provided In Paragraph  10.3,  any  Increases In such amounts over the
Base Real  Property  Taxes shall be Included In the  calculation  of Common Area
Operating Expenses in accordance with the provisions of Paragraph 4.2.

         10.2 Reel Property Tax Definitions.

              (a) As used herein,  the term "Real Property  Taxes" shall Include any  form of real  estate  tax or  assessment,  general,  special,  ordinary  or extraordinary,  and any license fee, commercial rental tax,  Improvement bond or bonds,  levy or tax (other than  Inheritance,  personal  Income or estate taxes)
Imposed  upon the  Industrial  Center  by any  authority  having  the  direct or
Indirect power to lax, Including any city, state or federal  government,  or any school,  agricultural,  sanitary,  lire, street,  drainage, or other Improvement district  thereof,  levied against any legal or equitable  Interest of Lessor In the Industrial  Center or any portion  thereof,  Lessor's right to rent or other
Income  therefrom,  and/or Lessor's  business of leasing the Premises.  The term
"Real  Property  Taxes" shall also Include any tax,  lee,  levy,  assessment  or charge,  or any  increase  therein,  Imposed by reason of events  occurring,  or changes  In  Applicable  Law  taking  effect,  during  the  term of this  Lease, including but not limited to a change In the ownership of the Industrial  Center
or  in  the  improvements   thereon,   the  execution  of  this  Lease,  or  any
modification,  amendment or transfer thereof, and whether or not contemplated by the Parties.

              (b) As used herein,  the term "Base Real Property  Taxes" shall be the amount of Real  Property  Taxes,  which are assessed  against the  Premises,
Building  or  Common  Areas In the  calendar  year  during  which  the  Lease is executed.  In  calculating  Real Property  Taxes for any calendar year, the Real
Property Taxes for any real estate tax year shall be Included in the calculation of Real  Property  Taxes for such  calendar  year  based upon the number of days which such calendar year and tax year have In common.

         10.3 Additional Improvements.  Common Area Operating Expenses shall not
Include Real Property  Taxes  specified in the tax  assessor's  records and work sheets as being caused by  additional  Improvements  placed upon the  Industrial
Center by other lessees or by Lessor for the  exclusive  enjoyment of such other lessees.  Notwithstanding  Paragraph 10.1 hereof,  Lessee shall, however, pay to
Lessor at the time Common Area  Operating  Expenses are payable under  Paragraph
4.2, the entirety of any Increase In Real Property  Taxes II assessed  solely by reason of Alterations,  Trade Fixtures or Utility  Installations placed upon the
Premises by Lessee or at Lessee's request.

         10.4 Joint Assessment. If the Building Is not separately assessed, Real
Property Taxes allocated to the Building shall be an equitable proportion of the
Real Property Taxes for all of the land and Improvements included within the tax parcel assessed,  such proportion to be determined by Lessor from the respective valuations  assigned in the assessor's work sheets or such other  information as may be reasonably available.  Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes  assessed  against and levied upon  Lessee-Owned  Alterations  and Utility
Installations,  Trade Fixtures, furnishings, equipment and all personal property of Lessee contained In the Premises or stored within the Industrial Center. When
possible,   Lessee  shall  cause  Its   Lessee-Owned   Alterations  and  Utility
Installations,  Trade  Fixtures,  furnishings,  equipment and all other personal property to be assessed and billed  separately from the real property of Lessor.
If any of Lessee's said property  shall be assessed with Lessor's real property,
Lessee shall pay Lessor the taxes  attributable to Lessee's  property within ten
(10)  days  after  receipt  of a  written  statement  setting  forth  the  taxes applicable to Lessee's properly.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, Including but not limited to electricity,  telephone, security, gas and cleaning of the Premises,  together with any taxes thereon.  If any such utilities or services are not  separately  metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined  by Lessor of all such charges  jointly  metered or billed with other premises in the Building, In the manner and within the time periods set forth In
Paragraph 4.2(d).

12. Assignment and Subletting.

         12.1 Lessor's Consent Required.

              (a) Lessee  shall not  voluntarily  or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of  Lessee's  Interest  in this Lease or In the  Premises without  Lessor's prior written  consent given under and subject to the terms of
Paragraph 36.

              (b) A  change  in  the  control  of  Lessee  shall  constitute  an assignment requiring Lessor's consent.  The transfer,  on a cumulative basis, of twenty-five  per cent  (25%)  or more of the  voting  control  of  Lessee  shall constitute a change in control for this purpose.

              (c) The involvement of Lessee or Its assets In any transaction, or series  of  transactions  (by  way  of  merger,  sale,  acquisition,  financing, refinancing,  transfer, leveraged buy-out or otherwise), whether or not a formal assignment  or  hypothecation  of this Lease or Lessee's  assets  occurs,  which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such
Net  Worth  of  Lessee  as it was  represented  to  Lessor  al the  time of full execution  and  delivery  of  this  Lease  or at the  time  of the  most  recent assignment to which Lessor has consented,  or as It exists  Immediately prior to said transaction or transactions  constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably  withhold its consent.  "Net
Worth of Lessee"  for  purposes  of this Lease  shall be the net worth of Lessee
(excluding any  Guarantors)  established  under  generally  accepted  accounting principles consistently applied.

              (d) An assignment or subletting of Lessee's Interest In this Lease without Lessor's  specific prior written consent shall, al Lessor's option, be a
Default curable after notice per Paragraph 13.1, or a non-curable Breach without the  necessity of any notice and grace  parted.  If Lessor  elects to treat such unconsented  to assignment or subletting as a non-curable  Breach,  Lessor shall have the right to either:  (i)  terminate  this Lease,  or (ii) upon thirty (30)
days' written notice ("Lessor's Notice"), Increase the monthly Base Rent for the
Premises to the greater of the then fair market rental value of the Premises, as reasonably  determined by Lessor,  or one hundred ten percent (110%) of the Base
Rent then In effect.  Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any  overpayment  credited  against  the next  Installment(s)  of Base Rent coming due, and any underpayment  for the period  retroactively to the effective date of the adjustment being due and payable  immediately upon the determination thereof.  Further,  in the event of such Breach and rental  adjustment,  (i) the purchase  price of any option to purchase the  Premises  held by Lessee shall be subject  to  similar  adjustment  to the then lair  market  value as  reasonably determined by Lessor  (without the Lease being  considered an encumbrance or any deduction for depreciation or obsolescence,  and considering the Premises at its highest and best use and In good condition) or one hundred ten percent (110%) of the  price  previously  in  effect,  (ii)  any  index-oriented  rental  or price adjustment  formulas  contained  In this Lease shall be adjusted to require that the base Index be determined with reference to the index  applicable to the time of such adjustment,  and (iii) any used rental adjustments  scheduled during the remainder  of the Lease  term  shall be  increased  in the same ratio as the new rental  bears to the Base Rent In  effect  Immediately  prior to the  adjustment specified In Lessor's Notice.

              (e)  Lessee's  remedy  for any  breach of this  Paragraph  12.1 by
Lessor shall be limited to compensatory damages and/or injunctive relief.

         12.2 Terms and Conditions Applicable to Assignment and Subletting.

              (a) Regardless of Lessor's  consent,  any assignment or subletting shall not (i) be  effective  without  the  express  written  assumption  by such assignee or  sublessee  of the  obligations  of Lessee  under this  Lease,  (ii)
release  Lessee  of any  obligations  hereunder,  nor (iii)  alter  the  primary liability  of Lessee  for the  payment  of Base Rent and other  sums due  Lessor hereunder or for the  performance  of any other  obligations  to be performed by
Lessee under this Lease.

              (b)  Lessor  may  accept  any  rent  or  performance  of  Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the  acceptance  of any rent for  performance  shall  constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by
Lessee of any of the terms, covenants or conditions of this Lease.

              (c) The consent of Lessor to any  assignment or  subletting  shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any  subsequent  or  successive  assignment  or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or  modifications  thereto  without  notifying
Lessee or anyone  else  liable  under this  Lease or the  sublease  and  without obtaining  their  consent,  and such action  shall not relieve such persons from liability under this Lease or the sublease.

              (d) In the event of any Default or Breach of  Lessee's  obligation under this Lease,  Lessor may proceed directly against Lessee, any Guarantors or anyone else  responsible Tor the performance of the Lessee's  obligations  under this Lease, Including any sublessee,  without first exhausting Lessor's remedies against  any other  person or entity  responsible  therefor  to  Lessor,  or any security held by Lessor.

              (e) Each request for consent to an assignment or subletting  shall be In writing,  accompanied by Information relevant to Lessor's determination as to the financial  and  operational  responsibility  and  appropriateness  of the proposed  assignee or  sublessee,  Including but not limited to the Intended use
and/or  required   modification  of  the  Premises,  II  any,  together  with  a non-refundable  deposit of $1,000 or ten percent  (10%) of the monthly Base Rent applicable  to the portion of the Premises  which is the subject of the proposed assignment or sublease,  whichever Is greater,  as reasonable  consideration for
Lessor's  considering  and processing the request for consent.  Lessee agrees to provide Lessor with such other or additional Information and/or documentation as may be reasonably requested by Lessor.

              (f) Any  assignee  of, or sublessee  under,  This Lease shall,  by reason of accepting such  assignment or entering Into such sublease,  be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said  assignment or sublease,  other than such  obligations  as are  contrary to or  Inconsistent  with  provisions  of an assignment or sublease to which Lessor has specifically consented in writing.

              (g) The occurrence of a transaction described In Paragraph 12.2(c)
shall  give  Lessor  the right  (but not the  obligation)  to  require  that the
Security  Deposit  be  Increased  by an  amount  equal to six (6) times the then monthly  Base Rent,  and  Lessor  may make the  actual  receipt by Lessor of the
Security Deposit Increase a condition to Lessor's consent to such transaction.

              (h) Lessor, as a condition to giving Its consent to any assignment or subletting,  may require that the amount and adjustment  schedule of the rent payable  under this Lease be adjusted to what is .then the market  value  and/or adjustment schedule for property similar lo the Premises as then constituted, as determined by Lessor.

         12.3  Additional  Terms and Conditions  Applicable to  Subletting.  The
following terms and conditions shall apply to any subletting by Lessee of all or any pan of the Premises and shall be deemed Included In all subleases under this
Lease whether or not expressly incorporated therein:

                                       10

              (a) Lessee hereby  assigns and transfers to Lessor all of Lessee's
Interest In all rentals and Income arising from any sublease of all or a portion of the Premises  heretofore or hereafter made by Lessee,  and Lessor may collect such rent and Income  and apply  same  toward  Lessee's  obligations  under this
Lease;  provided,  however,  that until a Breach (as defined In Paragraph  13.1)
shall occur In the performance of Lessee's  obligations under this Lease, Lessee may, except as otherwise provided In this Lease, receive,  collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other  assignment of such sublease to Lessor,  nor by reason of the collection of the rents from a sublessee,  be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease.  Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach  exists in the  performance  of  Lessee's  obligations  under this
Lease,  to pay to Lessor the rents and other charges due and to become due under the  sublease.  Sublessee  shall rely upon any such  statement  and request from
Lessor  and  shall  pay such  rents and other  charges  to  Lessor  without  any
obligation   or  right  to  inquire  as  to  whether  such  Breach   exists  and
notwithstanding  any notice  from or claim from Lessee to the  contrary.  Lessee shall have no right or claim  against such  sublessee,  or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

              (b) In the event of a Breech by Lessee In the  performance  of its obligations  under this Lease,  Lessor, at Its option and without any obligation to do so, may require any  sublessee to attorn to Lessor,  in which event Lessor shall  undertake the  obligations of the sublessor  under such sublease from the time of the  exercise  of  said  option  to the  expiration  of  such  sublease;
provided,  however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

              (c) Any matter or thing  requiring  the  consent of the  sublessor under a sublease shall also require the consent of Lessor herein.

              (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises  without Lessor's prior written consent.

              (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the  sublessee,  who shell  have the right to cure the  Default  of
Lessee within the grace period, 11 any,  specified In such notice. The sublessee shall have a right of  reimbursement  and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breech; Remedies.

         13.1  Default;  Breach.  Lessor and Lessee agree that if an attorney Is consulted  by  Lessor  in  connection  with  a  Lessee  Default  or  Breach  (as hereinafter  defined),  $350.00 is a reasonable  minimum sum per such occurrence for legal  services  and costs In the  preparation  and  service  of a notice of
Default, and that Lessor may include the cost of such services and costs In said notice as rent due and payable to cure said  default.  A "Default"  by Lessee Is defined as a failure by Lessee to  observe,  comply  with or perform  any of the terms,  covenants,  conditions or rules applicable to Lessee under this Lease. A
"Breach"  by  Lessee  Is  defined  as the  occurrence  of any one or more of the following Defaults, and, where a grace period for cure after notice Is specified herein,  the failure by Lessee to cure such Default  prior to the  expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth In Paragraphs 13.2 and/or 13.3:

              (a) The vacating of the Premises without the Intention to reoccupy same, or the abandonment of the Premises.

              (b) Except as  expressly  otherwise  provided In this  Lease,  the failure by Lessee to make any  payment of Base  Rent,  Lessee's  Share of Common
Area Operating  Expenses,  or any other monetary  payment required to be made by
Lessee  hereunder as and when due, the (allure by Lessee to provide  Lessor with reasonable  evidence of insurance or surety bond required  under this Lease,  or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens  life or property,  where such  failure  continues  for a period of three (3) days  following  written  notice  thereof by or on behalf of Lessor to
Lessee.

              (c) Except as  expressly  otherwise  provided In this  Lease,  the failure by Lessee to provide Lessor with  reasonable  written  evidence (in duly executed  original  form,  if  applicable)  of (i)  compliance  with  Applicable
Requirements  per Paragraph 6.3, (ii) the  inspection,  maintenance  and service
contracts   required  under  Paragraph  7.1(b),   (iii)  the  rescission  of  an
unauthorized  assignment  or  subletting  per  Paragraph  12.1,  (iv) a  Tenancy
Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per  Paragraph 30, (vi) the guaranty of the  performance  of Lessee's obligations under this Lease it required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (All) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this lease,  where any such failure  continues fore period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

              (d) A Default by Lessee as to the terms, covenants,  conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be  observed,  complied  with or  performed  by Lessee,  other than those described  In  Subparagraphs  13.1(a),  (b) or (c),  above,  where such  Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee;  provided,  however,  that If the nature of Lessee's
Default is such that more than thirty (30) days are reasonably  required (or its cure,  then it shall not be  deemed  to be a Breach  of this  Lease by Lessee If
Lessee  commences  such cure within  said thirty (30) day period and  thereafter diligently prosecutes such cure to completion.

              (e) The occurrence of any of the following events:  (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors;
(ii) Lessee's  becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor  statute  thereto  (unless,  in the case of a petition  flied  against
Lessee,  the same Is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's Interest In this Lease,  where possession
Is not  restored  to Lessee  within  thirty (30) days;  or (iv) the  attachment, execution or other  judicial  seizure o1  substantially  all of Lessee's  assets located at the  Premises  or of  Lessee's  Interest  in this  Lease,  where such seizure is not discharged  within thirty (30) days;  provided,  however,  In the event  that any  provision  of this  Subparagraph  13.1(e)  is  contrary  to any applicable  law, such  provision  shall be of no force or effect,  and shall not affect the validity of the remaining provisions.

              (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially

              (g) If the performance of Lessee's obligations under this Lease is guaranteed:  (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other Than In accordance  with the terms of such  guaranty,  (iii) a  Guarantor's  becoming  Insolvent  or the  subject of a bankruptcy filing,  (iv) a Guarantor's  refusal to honor the guaranty,  or (v) a
Guarantor's breach of its guaranty  obligation on an anticipatory  breach basis, and Lessee's  failure,  within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event,  to provide  Lessor  with  written alternative  assurances of security,  which, when coupled with the then existing resources  of Lessee,  equals or exceeds the  combined  financial  resources  of
Lessee and the Guarantors that existed at the time of execution of this Lease.

                                       11

         13.2  Remedies.  If Lessee  tells to perform  any  affirmative  duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at Its option
(but without  obligation to do so),  perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental  licenses,  permits or approvals.  The costs and  expenses  of any such  performance  by Lessor  shall be due and  payable by
Lessee to Lessor upon invoice  therefor.  If any check given to Lessor by Lessee shall not be  honored  by the bank upon  which it is drawn,  Lessor,  at its own option, may require all future payments to be made under this Lease by Lessee to be made only by  cashier's  check.  In the  event of a Breach  of this  Lease by
Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without  limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

              (a) Terminate  Lessee's right to possession of the Premises by any lawful means,  In which case this Lease and the term hereof shall  terminate and
Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the  award  of the  unpaid  rent  which  had  been  earned  al  the  time  of termination;  (ii) the  worth at the time of award of the  amount  by which  the unpaid  rent which would have bean earned  after  termination  until the time of award  exceeds the amount of such rental loss that the Lessee  proves could have been reasonably  avoided;  (iii) the worth at the time of award of the amount by which  the  unpaid  rent for the  balance  of the term  after  the time of award exceeds  the  amount  of such  rental  loss  that  the  Lessee  proves  could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the  detriment  proximately  caused by the  Lessee's  failure to perform Its obligations  under this Lease or which in the ordinary course of things would be likely to result therefrom,  including but not limited to the cost of recovering
possession  of  the  Premises,   expenses  of  reletting,   including  necessary
renovation and alteration of the Premises,  reasonable attorneys' fees, and that portion of any leasing  commission  paid by Lessor In connection with this Lease applicable to the unexpired  term of this Lease.  The worth at the time of award of the  amount  referred  to in  provision  (iii) of the  immediately  preceding sentence  shall be computed by  discounting  such amount at the discount rate of the Federal  Reserve Bank of San Francisco or the Federal  Reserve Bank District
in which the  Premises  are located at the time of award plus one percent  (1%).
Efforts by Lessor to mitigate  damages  caused by Lessee's  Default or Breach of this  Lease  shall  not waive  Lessor's  right to  recover  damages  under  this
Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of  unlawful  detainer,  Lessor  shall  have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rer and/or  damages.  If a notice and grace period  required under  Subparagraph
13.1(b),  (c) or,(d) was not previously  given, a notice to pay rent or quit, or to  perform  o quit,  as the case may be,  given to  Lessee  under  any  statute authorizing the forfeiture of lessee for unlawful detainer shall also constitute the  applicable  notice  to  grace  period  purposes  required  by  Subparagraph
13.1(b),(c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concur randy after the ode such statutory notice,  and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall  constitute  both at unlawful  detainer and a Breach of this
Lease entitling Lessor to the remedies provided for In this Lease and/or by said statute.

              (b) Continue the Lease and Lessee's  right to possession In effect
(In California  under California Civil Code Section 1951.4 after Lessee's Breach and recover the rent as it becomes due,  provided Lessee has the right to sublet or assign, subject only to reasonable limitations.  Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable.  Acts
of  maintenance  or  preservation,   efforts  to  relet  the  Premises,  or  the
appointment  of a receiver to protect the  Lessor's  Interest  under this Lease, shall not constitute a termination of the Lessee's right to possession.

              (c) Pursue any other remedy now or  hereafter  available to Lessor under the laws or  judicial  decisions  of the state  wherein the  Premises  are located.

              (d) The  expiration  or  termination  of  this  Lease  and/or  the termination  of  Lessee's  right to  possession  shall not  relieve  Lessee from
Debility under any Indemnity provisions of this Lease as to matters occurring or accruing  during  the term  hereof  or by reason of  Lessee's  occupancy  of the
Premises.

         13.3 Inducement  Recapture in Event of Breech.  Any agreement by Lessor for free or abated rent or other charges applicable to the Premises,  or for the giving  or  paying  by  Lessor  to or for  Lessee  of any cash or  other  bonus,
Inducement or consideration  for Lessee's entering Into this Lease, all of which concessions  are  hereinafter  referred 10 as "Inducement  Provisions"  shall be deemed  conditioned  upon Lessee's full and faithful  performance  of all of the terms,  covenants  and  conditions  of this Lease to be performed or observed by
Lessee during the term hereof as the same may be extended.  Upon the  occurrence of a Breach (as  defined In  Paragraph  13.1) of this Lease by Lessee,  any such
Inducement  Provision shall  automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus,  Inducement or consideration  (heretofore  abated,  given  or  paid  by  Lessor  under  such an
Inducement  Provision  shall be Immediately due and payable by Lessee to Lessor,
and   recoverable  by  Lessor,   as  additional   rent  due  under  this  Lease,
notwithstanding  any subsequent cure of said Breach by Lessee. The acceptance by
Lessor of rent or the cure of the Breach which  Initialed  the operation of this
Paragraph  13.3 shall not be deemed a waiver by Lessor of the provisions of this
Paragraph 13.3 unless specifically so stated In writing by Lessor at the time of such acceptance.

         13.4 Late  Charges.  Lessee  hereby  acknowledges  that late payment by
Lessee to Lessor of rent and other such due hereunder will cause Lessor to incur costs  not  contemplated  by this  Lease,  the  exact  amount  of which  will be extremely  difficult to ascertain.  Such costs Include,  but are not limited to, processing  and accounting  charges,  end late charges which may be imposed upon
Lessor by the terms of any ground lease,  mortgage or deed of trust covering the
Premises.  Accordingly,  If any  Installment  of rent or other sum due to Lessee shall not be received by Lessor or Lessor's  designee within ten (10) days after such amount shall be due, then,  without any  requirement  for notice to Lessee,
Lessee  shall pay to Lessor a late charge  equal to six percent (6%) ten percent
(10%) of such  overdue  amount.  The parties  hereby agree that such late charge represents  a fair and  reasonable  estimate  of the costs  Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shell
In no event  constitute  a waiver of Lessee's  Default or Breach with respect to such overdue amount,  nor prevent Lessor from exercising any of the other rights and  remedies  granted  hereunder:  In the event  that a late  charge is payable hereunder,  whether or not collected,  for three (3) consecutive Installments of
Base Rent,  then  notwithstanding  Paragraph 4.1 or any other  provision of this lease to the  contrary,  Base Rent  shall,  at Lessor's  option,  become due and payable quarterly In advance.

         13.5  Breech by  Lessor.  Lessor  shall not be deemed in breach of this
Lease unless  Lessor falls  within a  reasonable  time to perform an  obligation required to be  performed  by Lessor.  For  purposes of this  Paragraph  13.5, a reasonable time shall In no event be less than thirty (30) days alter receipt by
Lessor, and by any Lender(s) whose name and address shall have been furnished to
Lessee In writing for such purpose,  of written notice  specifying  wherein such obligation  of Lessor has not been  performed;  provided,  however,  that II the nature of Lessor's obligation Is such that more than thirty (30) days after such notice are reasonably required for Its performance,  then Lessor shall not be In breech of this Lease if  performance  Is  commenced  within such thirty (30) day period and thereafter diligently pursued to completion.

                                       12

14.  Condemnation.  If the  Premises or any portion  thereof are taken under the power of eminent  domain or sold under the threat of the  exercise of said power
(all of which are herein called  "condemnation"),  this Lease shall terminate as to the part so taken as of the dale  the  condemning  authority  lakes  title or possession,  whichever first occurs. If more than ten percent (10%) of the floor area of the Premises,  or more than twenty-five  percent (25%) of the portion of the Common Areas  designated  for Lessee's  parking,  Is taken by  condemnation,
Lessee may, at Lessee's option,  to be exercised In writing within ten (10) days after Lessor shall have given  Lessee  written  notice of such taking (or In the absence of such  notice,  within ten (10) days  alter the  condemning  authority shall have taken possession)  terminate this Lease as of the date the condemning authority  lakes such  possession.  II Lessee does not  terminate  this Lease In accordance with the foregoing,  this Lease shall remain In full force and effect as to the portion of the Premises remaining,  except that the Base Rent shall be reduced in the same  proportion as the rentable floor area of the Premises taken bears to the total  rentable  floor area of the  Premises.  No reduction of Base
Rent  shall  occur If the  condemnation  does not  apply to any  portion  of the
Premises.  Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power  shall be the  property  of Lessor,  whether  such award  shall be made as compensation  for  diminution of value of the leasehold or for the taking of the lee, or as severance damages;  provided,  however, that Lessee shall be entitled to any  compensation,  separately  awarded  to Lessee  for  Lessee's  relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages  received,  over and above Lessee's Share of the legal and other expenses incurred by Lessor In the condemnation matter,  repair any damage to  the  Premises  caused  by  such  condemnation  authority.  Lessee  shall  be responsible  for the  payment  of any  amount In  excess  of such net  severance damages required to complete such repair.

15. Brokers' Fees.

         15.1 Procuring  Cause. The Broker(s) named in Paragraph 1.10 is/are the procuring cause of this Lease.

         15.2  Additional  Terms.  This  paragraph  has been  stricken  from the document.

         15.3  Assumption  of  Obligations.  Any buyer or transferee of Lessor's
Interest In this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed  Lessor's  obligation  under this Paragraph
15. Each Broker shall be an Intended  third party  beneficiary of the provisions of Paragraph  1.10 and of this Paragraph 15 to the extent of Its Interest In any commission  arising from this Lease and may enforce that right directly  against
Lessor and Its successors.

         15.4  Representations and Warranties.  Lessee and Lessor each represent and  warrant to the other that II has had no  dealings  with any  person,  firm, broker or tinder other than as named In Paragraph 1.10(a) In connection with the
negotiation  of  this  Lease  and/or  the   consummation   of  the   transaction
contemplated  hereby,  and that no broker or other person,  firm or entity other than said named  Broker(s)  Is entitled  to any  commission  or finder's  fee In connection  with said  transaction.  Lessee and Lessor do each  hereby  agree to
Indemnity,  protect,  defend  and  hold the  other  harmless  from  and  against liability for  compensation  or charges which may be claimed by any such unnamed broker,  finder or other  similar  party by reason of any dealings or actions of the Indemnifying Party,  including any costs,  expenses,  and/or attorneys' lees reasonably incurred with respect thereto.

16.  Tenancy and Financial Statements.

         16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party")
execute,  acknowledge and deliver to the Requesting Party a statement In writing
In a dorm similar to the Then most current "Tenancy Statement" dorm published by
the  American   Industrial  Real  Estate   Association,   plus  such  additional
Information,  confirmation  and/or statements as may be reasonably  requested by the Requesting Party.

         16.2 Financial Statement.  If Lessor desires to finance,  refinance, or sell  the  Premises  or the  Building,  or any  part  thereof,  Lessee  and  all
Guarantors  shall  deliver to any  potential  lender or purchaser  designated by
Lessor  such  financial  statements  of  Lessee  and such  Guarantors  as may be reasonably  required by such lender or  purchaser,  including but not limited to
Lessee's  financial  statements  for the past three (3) years.  All such  Mandel statements  shall  be  received  by  Lessor  and such  lender  or  purchaser  in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer  of  Lessor's  title or  interest  In the  Premises or in this Lease,
Lessor shall  deliver to the  transferee  or assignee (In cash or by credit) any unused  Security  Deposit  held  by  Lessor  at the  time of  such  transfer  or assignment.  Except  as  provided  In  Paragraph  15.3,  upon such  transfer  or assignment and delivery of the Security Deposit, as aforesaid,  the prior Lessor shall be  relieved  of all  liability  with  respect to the  obligations  and/or covenants under this Lease thereafter to be performed by the Lessor.  Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18.  Severability.  The Invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall In no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges,  not received by Lessor within ten (10) days  following the date on which II was due, shall bear interest from the date due at the prime rate  charged  by the  largest  slate  chartered  bank In the slate in which the
Premises are located plus four percent  (4%) per annum,  but not  exceeding  the maximum rate allowed by law, In addition to the potential  late charge  provided for In Paragraph 13.4.

20. Time of Essence.  Time is of the essence with respect to the  performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined.  All monetary  obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or other  Agreements;  Broker  Disclaimer.  This Lease contains all agreements  between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.
Lessor and Lessee each  represents and warrants to the Brokers that It has made, and is relying solely upon,  its own  investigation  as to the nature,  quality, character and financial  responsibility  of the other Party to this Lease and as to  the'  nature,  quality  and  character  of the  Premises.  Brokers  have  no responsibility  with  respect  thereto or with  respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.  Notices.

         23.1 Notice  Requirements.  All notices  required or  permitted by this
Lease  shall  be In  writing  and may be  delivered  In  person  (by  hand or by messenger or courier service) or may be sent by regular, certified or registered mall or U.S. Postal Service Express Mall, with postage prepaid,  or by facsimile transmission  during normal  business  hours,  and shall be deemed  sufficiently given II served Ina manner  specified In this Paragraph 23. The addresses  noted
adjacent to a Party's  signature on this Lease shall be that Party's address for delivery or mailing of nonce purposes. Either Party may by written notice to the other specify a different address or notice purposes,  except that upon Lessee's taking  possession  of the  Premises,  the Premises  shall  constitute  Lessee's address for the purpose of mailing or  delivering  notices to Lessee.  A copy of all  notices  required or  permitted  to be given to Lessor  hereunder  shall be concurrently  transmitted  to such party or parties at such  addresses as Lessor may from time to time hereafter designate by written nonce to Lessee.

                                       13

         23.2 Date of Notice.  Any notice sent by registered or certified  mall, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or If no delivery dale Is shown, the postmark thereon. If sent by regular mall,  the nonce shall be deemed given  forty-eight  (48) hours after the same is  addressed  as  required  herein and mailed  with  postage  prepaid.
Notices  delivered  by United  Stales  Express  Mail or  overnight  courier that guarantees next day delivery shall be deemed given  twenty-four (24) hours alter delivery of the same to the United  Slates  Postal  Service or  courier.  If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed  served or  delivered  upon  telephone or  facsimile  confirmation  of receipt  of the  transmission  thereof,  provided a copy Is also  delivered  via delivery  or mail.  If notice is  received  on a Saturday or a Sunday or a legal holiday, II shall be deemed received on the next business day.

24. Waivers.  No waiver by Lessor of the Default or Breach of any term, covenant or  condition  hereof by  Lessee,  shall be  deemed a waiver or any other  term, covenant or condition hereof,  or of any subsequent  Default or Breach by Lessee of the same or any other term,  covenant or condition  hereof.  Lessor's consent to, or approval of, any such act shall not be deemed to render  unnecessary  the obtaining of Lessor's  consent to, or approval of, any subsequent or similar act by Lessee,  or be construed as the basis of an estoppel to enforce the provision or  provisions  of this Lease  requiring  such  consent.  Regardless of Lessor's knowledge of a Default or Breach al the time of accepting  rent,  the acceptance of rent by Lessor  shall not be a waiver of any  Default  or Breach by Lessee of any  provision  hereof.  Any payment  given  Lessor by Lessee may be accepted by
Lessor  on  account  of  moneys  or  damages  due  Lessor,  notwithstanding  any qualifying statements or conditions made by Lessee In connection herewith, which such  statements  and/or  conditions  shall be of no force or effect  whatsoever unless  specifically  agreed to in  writing  by Lessor at or before  the time of deposit of such payment.

25. Recording. This paragraph has been stricken from the document.

26.  No Right to  Holdover.  Lessee  has no right to  retain  possession  of the
Premises or any part thereof  beyond the  expiration or earlier  termination  of this Lease.  In the event that Lessee holds over in violation of this  Paragraph
26 then the Base  Rent  payable  from and after  the time of the  expiration  or earlier  termination  of this Lease shall be  increased  to two hundred  percent
(200%) of the Base Rent applicable during the month  Immediately  preceding such expiration or earlier  termination.  Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27.  Cumulative  Remedies.  No  remedy  or  election  hereunder  shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies al law or in equity.

28.  Covenants and  Conditions.  All  provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice at Law. This Lease shell be binding upon the Parties, their  personal  representatives,  successors and assigns and be governed by the laws of the State In which the Premises are located.  Any litigation between the
Parties hereto  concerning  This Lease shall be Initialed In the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

         30.1  Subordination.  This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage,  deed' of trust, or other hypothecation  or security  device  (collectively,  "Security  Device"),  now or hereafter  placed by Lessor upon the real  properly of which the  Premises are a part, lo any and all advances made on the security thereof, and to all renewals, modifications,  consolidations,  replacements  and  extensions  thereof.  Lessee agrees that the Lenders  holding any such  Security  Device  shall have no duty, liability or obligation to perform any of the  obligations  of Lessor under this
Lease,  but that In the  event of  Lessor's  default  with  respect  to any such obligation,  Lessee  will  give any  Lender  whose  name and  address  have been furnished  Lessee in writing for such purpose nonce of Lessor's default pursuant to Paragraph 13.5.1f any Lender shall elect to have this Lease and/or any Option granted  hereby  superior  to the lien of Its  Security  Device  and shall  give written  notice  thereof to Lessee,  this Lease and such Options shall be deemed prior  to such  Security  Device,  notwithstanding  the  relative  dales  dl the documentation or recordation thereof,

         30.2 Attornment. Subject 10 the non-disturbance provisions of Paragraph
30.3,  Lessee  agrees to attorn  to a Lender  or any  other  party who  acquires ownership of the Premises by reason of a foreclosure of a Security  Device,  and that in the event of such  foreclosure,  such new owner shall not: (i) be liable for any act or omission of any prior Lessor or with respect to events  occurring prior to  acquisition  of ownership,  (ii) be subject to any offsets or defenses which  Lessee  might  have  against  any  prior  Lessor,  or  (iii)  be bound by prepayment of more than one month's rent.

         30.3 Non-Disturbance.  With respect to Security Devices entered into by
Lessor after the execution of this lease,  Lessee's  subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the
Lender that Lessee's possession and this Lease,  Including any options to extend the term hereof, will not be disturbed so long as Lessee Is not In Breech hereof and adorns to the record owner of the Premises.

         30.4  Self-Executing.  The  agreements  contained In this  Paragraph 30 shall be effective  without the  execution of any further  documents;  provided, however,  that upon written request from Lessor or a Lender In connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably  required to separately  document any such subordination or non-subordination,  attornment and/or non-disturbance agreement as is provided for herein.

31.  Attorneys'  Fees.  If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights  hereunder,  the Prevailing Party (as hereafter defined) in any such proceeding,  action, or appeal thereon,  shall be entitled to  reasonable  attorneys'  lees.  Such lees may be awarded in the same suit or recovered in a separate  suit,  whether or not such action or proceeding
Is pursued to decision or judgment.  The term "Prevailing  Party" shall Include, without limitation,  a Party or Broker who substantially  obtains or defeats the revel sought, as the case may be, whether by compromise,  settlement,  judgment, or the  abandonment  by the other Party or Broker of its claim or  defense.  The attorneys'  fee award  shall not be computed  in  accordance  with any court lee schedule, but shall be such as to fully reimburse all attorneys' lees reasonably
Incurred.  Lessor  shall be  entitled to  attorneys'  lees,  costs and  expenses incurred in preparation and service of notices of Default and  consultations  in connection therewith, whether or not a legal action is subsequently commenced In connection  with such Default or resulting  Breach.  Broker(s) shall be Intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time,  in the case of an  emergency, and  otherwise  at  reasonable  times mar the  purpose  of  showing  the same to prospective  purchasers,  lenders,  or  lessees,  and making  such  alterations, repairs, Improvements or additions to the Premises or to the Building, as Lessor may  reasonably  deem  necessary.  Lessor  may al any time place on or about the
Premises or Building  any  ordinary  "For Sale" signs and Lessor may at any time during the last one hundred  eighty  (180) days of the term  hereof  place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. This paragraph has been stricken from the document.

                                       14

34. Signs.  Lessee shall not place any sign upon the exterior of the Premises of the building,  without  Lessor's prior written  consent.  (See Addendum) Part of this paragraph has been stricken from the document.

35.  Termination;  Merger.  Unless  specifically  stated otherwise in writing by
Lessor,  the  voluntary or other  surrender of this Lease by Lessee,  the mutual termination or cancellation  hereof, or a termination hereof by Lessor or Breach by Lessee,  shall  automatically  terminate any sublease or lesser estate in the
Premises;  provided,  however, Lessor shall, In the event of any such surrender, termination or  cancellation,  have the option to continue any one or all of any existing subtenancies.  Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser  interest,  shall constitute  Lessor's  election to have such event constitute the termination of such interest.

36. Consents.

              (a) Except for  Paragraph  33 hereof  (Auctions)  or as  otherwise provided herein, wherever In this Lease the consent of a Party is required to an act by or tor the other Party,  such consent shall not be unreasonably  withheld or delayed.  Lessor's actual  reasonable  costs and expenses  (including but not limited to  architects',  attorneys',  engineers' and other  consultants'  lees)
Incurred In the  consideration  of, or response  lo, a request by Lessee for any
Lessor  consent  pertaining  to this Lease or the  Premises,  Including  but not limned to consents to an  assignment  a  subletting  or the presence or use of a
Hazardous  Substance,  shall be paid by  Lessee  to Lessor  upon  receipt  of an
Invoice  and  supporting  documentation  therefor.  In  addition  to the deposit described in Paragraph  12.2(5),  Lessor may, as a condition to considering  any such  request by Lessee,  require  that Lessee  deposit with Lessor an amount of money (In addition to the Security  Deposit held under  Paragraph 5)  reasonably calculated by Lessor is represent the cost Lessor will Incur in considering  and responding  to Lessee's  request.  Any unused  portion of said deposit  shall be refunded to Lessee without Interest.  Lessor's consent to any act, assignment of this Lease or  subletting  of the  Premises by Lessee  shall not  constitute  an acknowledgment  that no Default or Breach by Lessee of this  Lease  exists,  nor shall such  consent be deemed a waiver of any than  existing  Default or Breach, except as may be otherwise  specifically sealed In writing by Lessor at the time of such consent.

              (b) All  conditions to Lessor's  consent  authorized by this Lease are  acknowledged by Lessee as being  reasonable.  The failure to specify herein any particular  condition to Lessor's consent shall not preclude the Impositions by Lessor al the time of consent of such further or other conditions as are then reasonable  with reference to the  particular  matter for which consent is being given.

37. Guarantor.

         37.1 Form of Guaranty.  If there are to be any Guarantors of this Lease per  Paragraph  1.11,  the form of the  guaranty  10 be  executed  by each  such
Guarantor  shall  be in  the  form  most  recently  published  by  the  American
Industrial Real Estate Association,  and each such Guarantor shall have the same obligations  as Lessee  under  this  lease,  Including  but not  limited  to the obligation  10  provide  the  Tenancy  Statement  and  Information  required  in
Paragraph 16.

         37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee  under this Lease if any such  Guarantor  falls or  refuses,  upon reasonable  request by Lessor to give:  (a) evidence of the due execution of the guaranty called for by this Lease, Including the authority of the Guarantor (and of the party signing on  Guarantor's  behalf) to obligate such Guarantor on said guaranty,  and  resolution of its board of directors  authorizing  the making of such guaranty,  together with a certificate of Incumbency showing the signatures of  the  persona  authorized  to  sign  on Its  behalf,  (b)  current  financial statements  of Guarantor as may from time to time be requested by Lessor,  (c) a
Tenancy  Statement,  or (d) written  confirmation  that the guaranty is still in effect

38.  Quiet  Possession.  Upon payment by Lessee of the rent for the Premises and the  performance of all of the covenants,  conditions and provisions on Lessee's part to be observed  and  performed  under this Lease,  Lessee  shall have quiet possession  of the  premises  for the entire term  hereof  subject to all of the provisions of this Lease.

39. Options.

         39.1  Definition.  As used in this  Lease,  the word  "Option"  has the following  meaning:  (a) the right to extend  the term of this Lease or to renew this Lease on terms which may be mutually  agreeable at prevailing market rates.
Part of this paragraph has been stricken from the document.

         39.2 Options Personal to Original Lessee. Each Option granted to Lessee in this Lease Is personal to the original  Lessee named In Paragraph 1.1 hereof, and cannot be voluntarily or  Involuntarily  assigned or exercised by any person or entity other than said original  Lessee while the original  Lessee is in full and actual  possession  of the Premises and without the  intention of thereafter assigning or subletting.  The Options,  if any, herein granted to Lessee are not assignable,  either as a pan of an  assignment  of this Lease or  separately  or apart  therefrom,  and no Option may be separated from this Lease In any manner, by reservation or otherwise.

         39.3  Multiple  Options.  In the event  that  Lessee  has any  multiple
Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

         39.4 Enact of Default on Options.

              (a)   Lessee   shall  have  no  right  to   exercise   an  Option,
notwithstanding any provision in the grant of Option to the contrary: (i) during the period  commencing  with the giving of any notice of Default under Paragraph
13.1 and  continuing  until the  noticed  Default Is cured,  or (ii)  during the period of time any monetary obligation due Lessor from Lessee Is unpaid (without regard to whether  notice  thereof Is given  Lessee),  or (iii)  during the time
Lessee is in Breach of this Lease, or (iv) In the event that Lessor has given to
Lessee  three (3) or more  notices of separate  Defaults  under  Paragraph  13.1 during the twelve (12) month period  Immediately  preceding  the exercise of the
Option, whether or not the Defaults are cured.,

              (b) The period of time  within  which an Option  may be  exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an
Option because of the provisions of Paragraph 39.4(a).

              (c) All rights of Lessee under the  provisions  of an Option shall terminate and be of no further force or affect, notwithstanding Lessee's due and timely  exercise of the Option,  if, after such  exercise and during the term of this Lease,  (i) Lessee falls to pay to Lessor a monetary  obligation  of Lessee for a period of thirty (30) days after such obligation  becomes due (without any necessity of Lessor to give notice  thereof to Lessee),  or (ii) Lessor gives to
Lessee  three (3) or more  notices of separate  Defaults  under  Paragraph  13.1 during any twelve (12) month period,  whether or not the Defaults are cured,  or
(iii) If Lessee commits a Breach of this Lease.

                                       15

40.  Rules and  Regulations.  Lessee  agrees that it will abide by, and keep and observe all reasonable  rules and regulations  ("Rules and  Regulations")  which
Lessor  may  make  from  Ume to  time  for the  management,  safely,  care,  and cleanliness  of the  grounds,  the parking  and  unloading  of vehicles  and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Security  Measures.  Lessee hereby  acknowledges  that the rental payable to
Lessor  hereunder  does not include the cost of guard service or other  security measures,  and that Lessor shall have no obligation  whatsoever to provide same.
Lessee assumes all  responsibility  for the protection of the Premises,  Lessee,
Its agents and Invitees and their property from the acts of third parties.

42.  Reservations.  Lessor  reserves  the  right,  from time to time,  to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways,  and  dedications  that  Lessor  deems  necessary,  and to  cause  the recordation of parcel maps and restrictions,  so long as such easements,  rights of way, utility raceways,  dedications,  maps and restrictions do not reasonably
Interfere  with the use of the  Premises  by Lessee.  Lessee  agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.  Performance  Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation la pay the money Is asserted shall have the right to make payment  "under  protest"  and such payment  shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to  Institute  suit for recovery o1 such sum. If It shall be adjudged that there was no legal  obligation on the part of said Party to pay such sum or any part  thereof,  said Party shall be entitled to recover  such sum or so much thereof  as It was not  legally  required  to pay under the  provisions  of this
Lease.

44.  Authority.  If either Party hereto Is a corporation,  trust,  or general or limited  partnership,  each  Individual  executing  this Lease on behalf of such entity  represents and warrants that ha or she Is duly authorized to execute and deliver  this  Lease  on Its  behalf.  If  Lessee  Is a  corporation,  trust  or partnership,  Lessee  shall,  within  thirty (30) days after  request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict.  Any conflict between the printed provisions of this Lease and the typewritten or handwritten  provisions shall be controlled by the typewritten or handwritten provisions.

46.  Otter.  Preparation  of this Lease by either  Lessor or Lessee or  Lessor's agent or Lessee's  agent and submission of same to Lessee or Lessor shall not be deemed  an oiler to  lease.  This  Lease Is not  intended  to be  binding  until executed and delivered by all Parties hereto.

47.  Amendments.  This  Lease may be  modified  only in  writing,  signed by the parties In Interest  at the Urns of the  modification.  The Parties  shall amend this  Lease from time to time to reflect  any  adjustments  that are made to the
Base  Rent or  other  rent  payable  under  this  Lease.  As long as they do not materially  change Lessee's  obligations  hereunder,  Lessee agrees to make such reasonable  non-monetary  modifications  to  this  Lease  as may  be  reasonably required  by an  Institutional  Insurance  company  or  pension  plan  Lender In connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple  Parties.  Except as otherwise  expressly  provided herein, If more than one  person or entity Is named  herein  as  either  Lessor or  Lessee,  the
obligations   of  such   multiple   parties  shall  be  the  joint  and  several
responsibility of all persons or entitles named herein as such Lessor or Lessee.

EXHIBIT "A" -- SITE PLAN
EXHIBIT "B" -- FLOOR PLAN
EXHIBIT "C" -- CREDIT LETTER

                                       16

                                                               RECORDING OF THIS
                                                               LEASE PROHIBITED

LESSOR AND LESSEE HAVE  CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND
PROVISION  CONTAINED  HEREIN,  AND BY THE  EXECUTION  OF THIS  LEASE  SHOW THEIR
INFORMED AND VOLUNTARY  CONSENT  THERETO.  THE PARTIES HEREBY AGREE THAT, AT THE
TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE
AND  EFFECTUATE  THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE
PREMISES.

         IF THIS  LEASE  HAS  BEEN  FILLED  IN,  IT HAS BEEN  PREPARED  FOR YOUR
         ATTORNEY'S REVIEW AND APPROVAL FURTHER,  EXPERTS SHOULD BE CONSULTED TO
         EVALUATE THE  CONDITION  OF THE  PROPERTY FOR THE POSSIBLE  PRESENCE OF
         ASBESTOS,   UNDERGROUND  STORAGE  TANKS  OR  HAZARDOUS  SUBSTANCES.  NO
         REPRESENTATION  OR  RECOMMENDATION  IS MADE BY THE AMERICAN  INDUSTRIAL
         REAL  ESTATE  ASSOCIATION  OR BY  THE  REAL  ESTATE  BROKERS  OR  THEIR
         CONTRACTORS,  AGENTS OR  EMPLOYEES AS TO THE LEGAL  SUFFICIENCY,  LEGAL
         EFFECT, OR TAX CONSEo QUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH
         IT RELATES;  THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN
         COUNSEL  AS TO THE  LEGAL AND TM  CONSEQUENCES  OF THIS  LEASE.  IF THE
         SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA,  AN ATTORNEY FROM
         THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The  parties  hereto  have  executed  this  Lease at the  place and on the dales specified above their respective signatures.

Executed at: FULLERTON BUSINESS CENTER              Executed at:
on:                                                                                           on:
   -----------------------------------                                                      -------------------------------
By LESSOR:  FULLERTON BUSINESS CENTER            By LESSEE:  ALLIED MED, INC.,

By: ALEXICO, INC., a California Corporation                 AN OREGON CORPORATION
    -------------------------------------------------------                    ----------------------------------------

dba MID VALLEY MANAGEMENT, Managing Agent

By: /s/                                                                                     By:  /s/
   ----------------------------------------                                        ------------------------------------
                                                                                                Name Printed:Jack Amin
                                                                                                ------------------------------------
                                                                                                Title: President
                                                                                                ------------------------------
Name Printed: TERRI RHOADES                                      Name Printed: JACK AMIN
   ----------------------------------------                                        ------------------------------------
Title:  AUTHORIZED AGENT                                           Title: VICE PRESIDENT
    ----------------------------------------                                       ------------------------------------

NOTE:    These forms are often modified to meet changing requirements of law and needs  of the  industry.  Always  write  or call to make  sure  you are utilizing  the most  current  form:  AMERICAN  INDUSTRIAL  REAL  ESTATE
         ASSOCIATION,  345 So.  Figueroa St.,  M-1, Los Angeles,  CA 90071 (213)
         687-8777.

                                       17

                                   ADDENDUM I
                                   --------------------

         THIS  ADDENDUM is attached to and  integrated as a part of that certain
Lease dated  SEPTEMBER  23,  2005,  by and between  FULLERTON  BUSINESS  CENTER,
Lessor,  and ALLIED MED, INC., AN OREGON  CORPORATION,  Lessee,  and constitutes additional Covenants, Conditions and Agreements contained herein, which Addendum shall prevail in the event of any conflict between the Covenants, Conditions and
Agreements contained herein and those in said Lease.

REFURBISHING FEE AND KEY DEPOSIT

1. Lessee agrees to pay to Lessor a non-refundable  refurbishing fee of $ WAIVED and a key deposit of $ WAIVED.

ACCEPTANCE OF LEASED PREMISES

2. Lessee  accepts the  Premises  (as well as the  improvements  thereon and the facilities  appurtenant  thereto) in their present conditions,  and acknowledges that  the  Premises  (as well as the  improvements  thereon  and the  facilities appurtenant thereto) are in good, clean, safe and tenantable condition as of the date of this Lease.  Lessee further  represents to Lessor that the Premises have been inspected by Lessee,  and that he/she has been assured by means independent of Lessor, or any Agent of Lessor,  regarding truth of all facts material to the
Lease,  and that the  Premises  are being  Leased  by the  Lessee as a result of his/her inspection and investigation and not as a result of any  representations by Lessor or any Agent of Lessor.  Lessee  shall  complete  and return the "Unit
Inspection Checklist" within 30 days of the lease commencement,  and those items not corrected by Lessor will be excluded from Lessee's obligation to restore the
Premises  upon  surrender.  Lessee's  failure  to return  the  "Unit  Inspection
Check-List" constitutes a waiver of all rights thereto.

RENT ESCALATIONS

3.  Lessee  agrees  to pay to  Lessor  in  advance,  at  such  places  as may be designated from time to time by Lessor,  without deduction or offset, and Lessor agrees to accept as Rent for the Leased Premises,  the following  monthly Rental
Payment Schedule for the term of the Lease:

OCTOBER 1, 2005 THROUGH SEPTEMBER 30, 2006 $2,534.00 PER MONTH

ADDRESS FOR RENT PAYMENTS

4 Lessee's  payments of rent and other amounts due,  shall be considered to have been  received  by Lessor only when  received by mail at Mid Valley  Management,
P.O.  Box 514779,  Los  Angeles,  CA  90051-4779.  Rental  payments  will not be accepted at any of Lessor's Leasing Offices.

LATE CHARGES AND RETURNED CHECKS

5. Rent is due on the first of the month.  If not  received  by the tenth of the month, a ten percent (10%) late charge on each delinquent payment will be added.
A ten percent (10%) late charge will be added on all checks  returned  unpaid by the bank. If more than two (2) checks are returned,  Lessee must  thereafter pay by cashier's  check and Lessor shall have as an  additional  remedy the right to terminate the Lease.

                                  Page 1 of 7

PARKING RULES AND REGULATIONS

PERMITTED AND PROHIBITED PARKING

6. Parking is permitted in designated striped areas only. All other Vehicles not parked in such areas are subject to being towed away at Lessee's  expense (22658
CVC). Parking is prohibited:

         (a)  in areas not striped for parking;

         (b)  in aisles;

         (c)  where "No Parking" or "Fire Lane" signs are posted;

         (d)  where "Handicap" signs are posted,  unless Handicap I.D. is posted in or on vehicle;

         (e)  on ramps;

         (f)  in areas outside  warehouse  doors which are restricted to loading and unloading only; this is a fire lane and must not be blocked;

         (g)  in  specifically  assigned  and  reserved  spaces to  others  than
              Lessee;  and (h) in  such  other  areas  as may be  designated  by
              Lessor, its Agents, Lessee or Licensee.

OVERNIGHT STORAGE OF VEHICLES OR TRAILERS

7. There will be no  overnight  storage of  Vehicles  or Trailers in the parking lot. Vehicles used and moved on a daily basis are exempt.

DAMAGED VEHICLES

8. There will be no storage of wrecked or damaged Vehicles at any time.

DIRECTIONAL SIGNS AND ARROWS

9. All directional signs and arrows must be observed.

SPEED LIMIT

10. The speed limit shall be five (5) miles per hour.

RESPONSIBILITY FOR LOCKED VEHICLES AND DAMAGES

11.  Every  Lessee  is  requested  to park and lock  his/her  own  Vehicle.  All responsibility  for damage to Vehicles  to be repaired is assumed by  Authorized
Users.  Lessee shall repair or cause to be repaired at its sole cost and expense any and all damage to the Business  Complex Parking Facility or any part thereof caused by Lessee,  its Authorized  Users,  Invitees or Guests, or resulting from
Vehicles of each of them. Lessee  specifically  waives any claims against Lessor arising out of damage to said Vehicles.

COMMON AREA PARKING

12.  Lessee shall be entitled to park in common with other  Tenants of Lessor in the parking area for the specific  use as  described  in the  Leasehold.  Lessee specifically  waives any claims  against  Lessor  arising  out of damage to said
Vehicles.  Lessee agrees not to overburden the parking  facilities and agrees to cooperate with Lessor and other Tenants in the use of parking facilities. Lessor reserves  the right in its absolute  discretion  to  determine  whether  parking facilities  are  becoming  crowded,  and in such an event,  to allocate  parking spaces among  Lessee and other  Tenants.  In the event  Lessor deems  allocation necessary,  Lessee shall be entitled to the use of no more than FIVE (5) parking spaces. Lessee hereby agrees not to occupy or permit its Employees, Customers or
Invitees to occupy more than the number of spaces  specified  above; nor to park anywhere other than in parking stalls assigned and designated as such by painted signs, parking lines and parking bumpers.

                                   Page 2 of 7

MAINTENANCE

13.  Pursuant to Paragraph  7.1 of the Lease  Agreement,  the cost to be charged hereunder shall include an additional administrative cost of twenty-five percent
(25%) as additional rent to be paid by Lessee with the next rental payment.

         In  addition  to the Lease  Agreement,  upon  termination  of  Lessee's tenancy, all keys shall be delivered to Lessor and any and all Personal Property left in the  Premises at said  termination  shall become the Property of Lessor.
Lessor  shall have the right to dispose of the  Property in any manner  which at its sole election it claims  appropriate.  Lessee  waives,  releases and forever discharges Lessor from any and all claims, liability and expense with respect to such Personal Property, including the right to account for any proceeds of sale.

TENANT ALTERATIONS

14. Lessor may withhold the approval of any alteration, addition, or improvement that requires work which does not comply with any  applicable  laws  (including, without  limitation,  the  Americans  with  Disabilities  Act of  1990  and  all regulations  issued  thereunder) or requires other  alterations,  additions,  or improvements of the Premises or common areas of the Business  Complex,  in order to comply with applicable laws.

         14.1 Lessee is not  permitted to  wallpaper  or paint  within  Premises without Lessor's express written permission. If permission is granted by Lessor,
Lessee is required to restore the wall surface areas,  with like  materials,  to the same condition as they were prior to the execution of this Lease.

         14.2 At the expiration of this lease term or at the time Lessee vacates the premises,  if the entire floor surface area of the leased premises  requires more than a damp mopping, Lessee agrees, as a condition of this Lease, to pay in full any and all costs incurred in returning the floor surface areas to the same condition as it was prior to the  execution  of this Lease.  In the event Lessee uses any  chemical  substances,  including,  but not  limited to the  following:
grease,  paint,  oil, ink, dye,  solvents or other liquid base material,  Lessee shall  bear  the  responsibility  to  return  the  leased  premises  to the same condition as it was prior to the execution of this Lease.

ROOF ACCESS

15. Neither  Lessee,  Lessee's Agent,  Contractors,  Employees or invitees shall enter upon the roof of the Premises (except in the case of an emergency) for any purpose  whatsoever without first receiving Lessor's written consent which shall not be unreasonably withheld.

         15.1 If the Lessee, Lessee's Agents, Contractors, Employees or invitees shall enter upon the roof of said Premises,  whether with or without the consent of Lessor,  then the Lessee  specifically  indemnifies and agrees to hold Lessor harmless  from any and all claims,  actions or causes of action  resulting  from injuries  incurred to any of said  individuals  or any other Person or Property, caused by or as a result of their entering upon the roof of said Premises,

         15.2 In the event that Lessor grants  written  permission to the Lessee or any of the persons set forth above to have roof access, said consent shall be expressly  on the  condition  that  each  time  said  Lessee  or  those  persons designated  by Lessee to enter upon the roof that they  first  execute a written
Letter of Agreement  provided by Lessor (a) expressly  indemnifying  and holding
Lessor free and harmless from any and all damages caused by said  individuals to the  Leasehold  Premises,  (b)  indemnifying  Lessors from any  personal  injury damages  caused in  connection  therewith,  (c)  provide  Lessor  with a $200.00 deposit or such other sum as Lessor may  hereinafter  set for every  penetration upon the roof with the express authorization to permit Lessor to seal around all roof cuts and to charge the  deposit  for the actual  cost  thereof and with the express  understanding  that at such  time as the  Lessee  vacates  the  subject
Premises,  that all  equipment  installed  thereon  by Lessee  shall be  removed
(unless there is an Agreement in writing by and between Lessor and Lessee to the contrary),  Lessor's  Roofer  shall be  responsible  for making any and all roof repairs required by said removal and Lessee shall be responsible for all charges incurred in connection therewith. Lessor shall have the express authorization to charge  Lessee's  deposit  for all  costs  in  connection  therewith  and (d) at
Lessor's  election,  secure a  Performance  and  Material  and  Labor  Bond from
Contractor in the amount of one and one-half times the cost of said improvement;
making the Lessor an additional insured and beneficiary.

                                   Page 3 of 7

         15.3  Lessee  shall be  required to submit  reasonably  detailed  final plans,  specifications  and  working  drawings  of the  proposed  alteration  or alterations  and the name of its Contractor at least thirty (30) days before the date it intends to commence the alterations.  Drawings shall include, but not be limited to, the disclosure of the size,  weight and type of  installation  to be placed upon the roof.

         15.4 Lessee's  Contractor  shall provide  Lessor with  Certificates  of
Insurance  and at the  election  of  Lessor,  name the  Lessee as an  additional insured.

WORK AREAS

16.  Lessee  shall not be  permitted  to work in the parking lot or loading door areas. All work must be confined within the Leased Premises.

PROTECTION OF PREMISES

17. Lessee assumes any and all  responsibility  for protecting its Premises from theft,  robbery,  vandalism and pilferage.  Lessor strongly suggests that Lessee re-key the unit upon taking possession,  which cost is at Lessee's sole cost and expense.

LESSEE'S ALARM SYSTEM

18.  If Lessee  desires  to  install  an alarm  system,  all  equipment  must be installed  inside  Lessee's  unit so as not to be  visible  and shall  otherwise comply to the  standards  set by Lessor for all alarm  systems  contained in the
Business Complex.  All alarm systems must be approved by Lessor.  When equipment is removed,  the Premises must be restored to its original  condition by Lessee.
Only one alarm sticker per unit placed on Lessee's  door is permitted,  with the exception  that corner units may also have a second sticker on the bottom of the side glass window.

RUBBISH REMOVAL

19. No rubbish,  containers  or debris are to be left outside of Lessee's  unit.
All refuse is to be placed in  designated  trash bins.  Any debris is subject to immediate removal by Lessor at Lessee's expense. This rule applies to pallets as well.  Lessee shall not place in any trash box or receptacle  any material which cannot be disposed of in the ordinary and customary  manner of trash and garbage disposal.  All  garbage and refuse  disposal  shall be made in  accordance  with directions  issued from time to time by Lessor.  Lessee shall reimburse  Lessor, upon demand,  for trash removal service to the Business Complex allocated to the
Premises by Lessor on a prorata basis.  If Lessor shall determine that the trash generated by or at the Premises,  in Lessor's  reasonable  estimation,  shall be excessive,  Lessee shall pay to Lessor,  upon demand, such additional charges as
Lessor shall equitably  impose for such excess trash removal.  Lessor shall have the  option to  contract  for a single  trash  removal  service  for the  entire
Business Complex.

EXTERIOR DAMAGE BY LESSEE

         During the Lease Term, and at expiration (or early termination) of this
Lease,  if Lessee  dirties,  soils or damages the exterior of Lessor's  Business
Complex,  Lessee will be  responsible  for the repair of this damage.  If Lessee fails to repair the damage  which  Lessee  causes  within  five (5) days of such occurrence,  then  Lessor may make such  repairs and bill Lessee for the cost of such repair plus an  administrative  cost of an additional  twenty-five  percent
(25%).

                                   Page 4 of 7

SIGNAGE

21. Lessee shall not place or permit to be placed any projecting sign,  marquee, decoration  or awning on said  Premises  without the written  consent of Lessor;
which consent shall not be unreasonably  withheld. All signs which are permitted shall be conforming  to the signage  criteria  established  from time to time by
Lessor for the Premises,  Building and the Business Complex, as applicable,  and shall be maintained by Lessee at its sole expense, including, but not limited to sign fabrication,  maintenance,  operation  (including any required  utilities), repair and removal. Lessee, upon the request of Lessor, shall immediately remove any sign or decoration which Lessee has placed, or permitted to be placed in, on or about the Premises of which, in the sole option and discretion of Lessor,  is objectionable or offensive;  and if Lessee fails to do so, Lessor may enter upon said Premises and remove said item and charge the cost thereof to Lessee. Lessee shall not place or permit to be placed upon any side wall, rear wall,  window or roof; any sign,  advertisement  or notice without the written consent of Lessor, which  consent  shall only be given where the proposed  sign,  advertisement  or notice  complies  with the  specifications  of  size,  shape,  design,  color or material  established  by Lessor  and which are  applicable  to all  Tenants  of
Lessor's Business Complex.

WINDOWS AND WINDOW COVERINGS

22.  Lessee shall not place any window  coverings  upon the  Leasehold  Premises
(e.g. curtains, draperies, blinds, etc.) without Lessor's written consent, which consent shall not be  unreasonably  withheld,  and provided the proposed  window covering  complies with the  specifications  established by Lessor and which are applicable to all Tenants of Lessor in the Business  Complex.  Lessee shall keep the glass  windows free of dirt and stains and shall clean windows on a frequent and regular basis.

AUCTION ON PREMISES

23.  Lessee shall not conduct or permit to be  conducted  any sale by auction or liquidation (going out of business sale) on said Premises.

CANVASSING AND SOLICITATION

24.  Canvassing,  soliciting  and  distribution  of handbills  or other  written material and peddling in the Business  Complex is prohibited;  each Tenant shall cooperate to prevent same.

FOUL, NOXIOUS GAS OR SUBSTANCE AND ANIMALS

25.  Lessee  shall  not use,  or permit  to be used in the  Premises,  any foul, noxious gas or substance; or permit or allow the Premises to be occupied or used in a manner  offensive  or  objectionable  to Lessor or other  occupants  of the
Building by reason of noise, odors or vibrations; nor shall Lessee bring into or keep in or about the Premises any birds or animals  (except seeing eye dogs when accompanied by their masters).

UNDER THE INFLUENCE

26.  Lessor  reserves the right to exclude or expel from the Premises any person who, in Lessor's  judgment,  is  intoxicated  or under the  influence of liquor, drugs or other abusive substances, or who is otherwise in violation of any Rules and Regulations of the Business Complex.

NAME AND ADDRESS OF PREMISES

         Lessor reserves the right,  exercisable with sixty (60) days notice and without  liability  to Lessee,  to change the name and address of the  Premises.
Said sixty (60) days notice shall  conclusively be deemed  reasonable  notice to
Lessee.

                                   Page 5 of 7

RELOCATION RIGHT

28.  Lessor  may,  upon not less than sixty (60) days  prior  written  notice to
Lessee,  substitute for the Premises,  reasonably similar space elsewhere in the
Business Complex, and this Lease shall be deemed modified so as to eliminate the
Premises  hereby leased and to substitute  therefor such other premises (and the rentable and usable areas thereof).  In such event, in all other respects,  this
Lease  shall  remain  in full  force  and  effect  according  to its  terms.  In connection  therewith,  the costs of preparing  such other premises for Tenant's use,  together  with  Tenant's  reasonable  costs of  moving,  shall be borne by
Lessor.

NO PERSONAL OBLIGATION

29. Lessee agrees to look solely to any equity  interest of Lessor in and to the
Premises for  satisfaction of any liability Lessor may have to Lessee under this
Lease and not to any  other  assets  of  Lessor  or the  personal  assets of any constituent general or limited partner, shareholder, director, officer, employee or member  of Lessor or of any  general  or  limited  partnership,  corporation, limited liability company or other entity of which Lessor is formed.

NON-DISCRIMINATION AND NON-SEGREGATION COVENANT

30.  Lessee  herein  covenants by and for himself or herself,  his or her heirs, executors,  administrators,  assigns,  and for all  persons  claiming  under  or through  him or her.  This Lease is made and  accepted  upon and  subject to the following conditions:

         That there shall be no  discrimination  against or  segregation  of any person or group of  persons on account of race,  color,  creed,  religion,  sex, marital  status,  national  origin  or  ancestry,  in the  Leasing,  Subleasing, transferring,  use,  occupancy,  tenure and  enjoyment  of the  Premises  herein
Leased; nor shall Lessee himself, or any person claiming under or through him or her, establish or permit any such practice or practices of discrimination and/or segregation with reference to the selection,  location number, use and occupancy of Lessees,  Tenants,  Sublessees,  Subtenants,  Assignees and/or Vendees in the
Premises herein Leased.

CHANGES IN RULES AND REGULATIONS

31. Lessor  reserves the right by written notice to Lessee to rescind,  alter or waive any Rule or Regulation  prescribed  for Lessor's  Business  Complex at any time when, in Lessor's judgment, it is necessary,  desirable,  proper and in the best interest of Lessor's Business Complex and its Tenants.  Lessee agrees to be bound by any changes, revisions or modifications.

         Lessor  further  reserves  the  right  to make  such  other  Rules  and
Regulations  as in its  judgment  may be  necessary  for the  safety,  care  and cleanliness  of the Premises  and for the  preservation  of good order  therein.
Lessee agrees to abide by all such rules and Regulations hereinabove stated, and any additional Rules and Regulations which are adopted.

WAIVER OF RULES AND REGULATIONS

32.  Lessor  may waive any one or more of these  Rules and  Regulations  for the benefit  of  Lessee  or any  other  Tenant,  but no such  waiver  by Lessor to a particular  Tenant  shall  be,  (a)  construed  as a waiver  of such  Rules  and
Regulations  in favor of Lessee  or any other  Tenant  to  prevent  Lessor  from thereafter  enforcing any such Rules and  Regulations  against any or all of the
Tenants of the  Premises,  and (b) any such waiver shall be deemed  temporary in nature and cancelable at will by Lessor,  and Lessee  specifically  acknowledges the right of Lessor to rescind said waiver at its sole election and discretion.

HEADINGS

         The Titles and  Headings of the various  sections of this  Addendum are intended  solely for the  convenience  of reference only and are not intended to explain,  modify  or place any  construction  on any of the  provisions  of this
Addendum.

                                   Page 6 of 7

CONFIDENTIALITY

34. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute propriety information of Landlord. Disclosure of the terms hereof could  adversely  affect the ability of Landlord to negotiate  other leases with respect to the Project and may impair Landlord's relationship with other tenants of the Project.  Tenant  agrees that it and its partners,  officers,  directors, employees,  brokers,  and  attorneys,  if any,  shall not disclose the terms and conditions of this Lease to any other person or entity without the prior written consent of Landlord which may be given or withheld by inadequate  remedy for the breach of this  provision by Tenant,  and Landlord  shall also have the right to seek specific  performance  of this provision and to seek  injunctive  relief to prevent its breach or continued breach.

VIOLATION FEE

35.  Anything  to the  contrary  notwithstanding,  on the second  occurrence  of
Lessee's violation of paragraphs 6 through 12, and every occurrence  thereafter,
Lessor,  at its sole  option and in addition  to all other  rights and  remedies available  under this Lease,  may charge a fee, as Additional  Rent, of $100.00, which is a fair  representation of unanticipated  costs to Lessor as a result of this violation.

STORAGE IN LOFT AREA

36.  Lessor and Lessee agree that the area located above  Lessee's  office(s) is not intended to be used as storage.  The storing of any material in this portion of  your  unit is a  violation  of your  Lease  Agreement,  as well as a City of
Fullerton  building  code  violation,  which  could  result  in  city  fines  or termination of your Lease Agreement.

KEYS

37. Upon vacating the leased Premises,  Lessee will provide Lessor with a set of working keys for the front and back doors,  or will be charged to have the locks re-keyed.

AGREED AND ACCEPTED:                                  AGREED AND ACCEPTED:
"LESSOR"                                                                "LESSEE"

FULLERTON BUSINESS CENTER                     ALLIED MED INC.,
----------------------------------------------                      -----------------------------
By ALEXICO, INC., a California corporation     AN OREGON CORPORATION
DBA MID VALLEY MANAGEMENT, Managing Agent

By /s/ Terri Rhoades                                               By /s/ Jack Amin, President
   ------------------------                                                    ----------------------------------
     Terri Rhoades
Its: Authorized Agent                                            By /s/ Jack Amin, Vice President
Date: _____________

                                Page 7 of 7

Site Plan

North
Placentia Avenue
Fender Avenue
State College Boulevard

- MINIMUM 100 AMP POWER—3-PHASE
- ALL UNITS HAVE WAREHOUSE FLUORESCENT LIGHTING
- EACH UNIT HAS 2 RESTROOMS
- [redacted]
- EACH UNIT HAS OFFICE AREA EQUIPPED WITH CENTRAL HEATING AND AIR CONDITIONING

EXHIBIT "A" - SITE PLAN

EXHIBIT "B"
FLOOR PLAN

20'-4"
16'-0"
OFFICE
TOILETS
1600 SQUARE FEET
SHOP
20'-0"

"PLAN NOT TO SCALE"

WAREHOUSE HAS SIX (6) DROP LIGHTS, ONE (1) LAUNDRY TRAY & TEN (10) J BOXES

                                                     EXHIBIT "C"

                         MID VALLEY MANAGEMENT COMPANY

Dear Tenant,

There is a California Law which states that we must notify you in advance of the possibility of a negative credit rating reported to a credit reporting agency. This does not mean that we believe you have or will ever have a delinquency on your account with us. It is simply a notification that should your account ever go .into arrears we could report it to an agency.

We sincerely value you as a tenant, and we do not believe that such a reporting will ever occur. Please accept this notification as simply our responsibility under this statute.

"Pursuant to Civil Code, Section 1785.26, you are hereby notified that a negative credit report reflecting on your credit record may be submitted in the future to a credit reporting agency if you fail to fulfill the terms of your lease obligations or if you default in those obligations in any way. This is the only notice that you will receive in this regard."

This notice at this time has no relation to your credit history with us, it has been sent to all tenants to fulfill our legal notification requirements. Thank you for your understanding in this matter.

Sincerely,

MID VALLEY MANAGEMENT COMPANY

  /s/ Randi Rivera
Randi Rivera
Collection Manager

2478 E. Fender Ave., Suite A, Fullerton, CA 92831 .  (714) 447-0747